UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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The First Bancorp, Inc.

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The First Bancorp

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

2025

The First Bancorp

The First Bancorp (NASDAQ: FNLC)

is a $3.16 billion bank holding company based in Damariscotta, Maine. The Company's subsidiary, First National Bank (formerly The First, N.A.), was established in 1864 and now has 18 branches located along Maine's coast from Wiscasset to Calais and two branches in the greater Bangor area. With a strong coastal presence, the Bank is well positioned to take advantage of the mix of both new and traditional industries and the growth generally seen in Maine's coastal counties.

Over the last 10 years, the Bank's total assets have grown 115%. This growth was achieved through a focused strategy of organic growth from the existing branch offices of First National Bank as well as opening and acquiring new branches.

Over the past several years, the Bank has made significant capital investments in technology infrastructure and today offers a competitive range of electronic banking products and services in addition to those provided within our branch offices. Whether delivered traditionally or electronically however, it is personalized service that ultimately differentiates First National Bank from other financial service providers and allows the Bank to foster lasting relationships with our customers.

AT A GLANCE

NET INCOME	DILUTED EPS	BRANCHES	EFFICIENCY RATIO
$27.0M	$2.43	18	56.66%
TOTAL ASSETS	**TOTAL DEPOSITS**	**FTEs AS OF 12/2024**	
$3.16B	$2.73B	282

Message from Our Chief Executive Officer
Dear Shareholders:
Like 2023, the first half of 2024 presented a number of challenges for the banking industry and The First Bancorp, as we continued to see margin contraction. During the third and fourth quarters; however, through the combined effects of new asset pricing, legacy asset repricing, and funding cost stabilization, our net interest margin increased which led to improved net income performance. We expect this positive trend to continue with further gradual improvement in coming quarters.
Net income for your Company was $27.0 million, a decrease of 8.4% from the $29.5 million reported for the year ended December 31, 2023. Earnings per common share on a fully diluted basis were down $0.24 to $2.43 per share, a decrease of 8.9% from the prior year.
While earnings were down from the previous year, we were encouraged by the improvement in net interest income posted in the second half of the year driven by steady increases in net interest margin. Pre-Tax, Pre-Provision (PTPP) (non-GAAP) return on Average Assets for 2024 was 1.09% and PTPP Return on Average Tangible Common Equity was 15.12%. We experienced strong earning asset growth during the year with total loans increasing $211.5 million, or 9.9% while maintaining favorable asset quality.
2024 Financial Highlights
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Total assets increased $210.3 million, ending the year at $3.157 billion

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Total loans grew to $2.34 billion, an increase of $211.5 million

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Total deposits grew to $2.73 billion, an increase of $125.6 million

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First National Wealth Management’s Assets Under Management grew 10% to $727 million

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Asset quality continued to be excellent demonstrated by a Non-Performing Assets to Total Assets ratio of 0.14%

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Strong Liquidity with day one capacity to cover more than 156% of estimated uninsured deposits.

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Tangible book value at year end was $19.87 per share, up from $19.12 as of December 31, 2023.

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Efficiency ratio (non-GAAP) remined favorable to peer at 56.66%

Strategic Planning
In 2024, your Company began executing on its most recent three-year strategic plan. The 2024-2026 plan is a robust one, with over 880 action steps covering a variety of categories from Succession Planning and Employee Engagement to Community Engagement, Growth, and Risk Management. As we have done with past plans, responsibility for completion of these action steps is pushed down deep into the organization. It is important to us that all employees understand the plan, where we are going and how their contributions help us reach our goals.
Succession Planning
Succession planning has been an important part of our strategic plan for over ten years. Our attention to this topic allowed us to successfully prepare, in 2024, for two early 2025 retirements. Mike Martin, a valued part of our credit team for over 31 years, retired as SVP, Credit Risk Officer in January 2025. Mike was instrumental in helping the Bank comply with the relatively new CECL requirements and through his hard work and training for his successors, has set us up well for the future.
  The Bank’s over 280 employees continue to provide best in class service to their customers and communities. I continue to be impressed every day by the commitment of our team.

In February 2025, Sue Norton, retired from the Bank as EVP, Chief Administrative Officer. Sue had been with the Bank for over 32 years and spent 22 years on the Bank’s Executive Management Team. Sue was responsible for Marketing, HR, Compliance and other key areas. Sue spent much of 2024 executing on her succession plan to ensure that we were prepared for her departure.
We wish both Mike and Sue well in their retirements.
Saying Goodbye
In early 2025, we said good-bye to Bill Fernald, a former director of the Bank, who passed away in January. A native of MDI, Bill was President of Jordan-Fernald Funeral Homes and was truly Mr. Community. Bill was a wonderful person and will be missed.
Thank You
As I celebrate my 10th Anniversary as the CEO of The First Bancorp, I want, as always, to thank all of you for the faith you continue to show in me to lead your Company. I have a wonderful team and Board of Directors, and I certainly could not do this job without them. Thank you.
TONY C. MCKIM President and CEO

Notice of 2025 Annual Meeting of Shareholders
When	Where	Record Date
Wednesday, April 30, 2025 11:00 a.m. Eastern Daylight Time	Virtually at: www.virtualshareholdermeeting.com/FNLC2025	Only shareholders of record at the close of business on February 20, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
      Items of Business
1	Election of NINE DIRECTOR NOMINEES to serve for a one-year term
2	Approval, on an advisory basis, of the COMPENSATION of our named executive officers
3	RATIFICATION of the Audit Committee’s selection of BDMP Assurance, LLP as our independent auditors for 2025
4	Transaction of such OTHER BUSINESS as may properly come before the meeting or any adjournment thereof
      How to Vote
Regardless of the number of shares you own, your vote is important. Whether or not you expect to attend the meeting, the prompt return of your proxy will save follow-up expenses and assure the proper representation of your shares.
You may revoke your proxy if you so desire at any time before it is voted.
Have your proxy card or voting instruction form with your 16-digit control number and follow the instructions.
	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL	AT THE MEETING
REGISTERED HOLDERS	www.proxyvote.com, 24/7	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Mark, date, sign and promptly return the enclosed proxy card, using the postage-paid envelope provided to: The First Bancorp, Inc., c/o Broadridge, P.O. Box 1342, Brentwood, NY 11717	Attend the virtual annual meeting and cast your ballot online
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com, 24/7	Within the United States and Canada, 1-800-454-8683 (toll-free)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available	Attend the virtual annual meeting and cast your ballot online
DEADLINE
Vote by 11:59 P.M. ET on 04/29/2025 for shares held directly and by 11:59 P.M. ET on 04/27/2025 for shares held in a Plan.
If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee.

This Proxy Statement is being furnished to Shareholders of The First Bancorp, Inc. (the “Company”), the parent company of First National Bank (the “Bank”), in connection with the solicitation of Proxies on behalf of the Board of Directors, to be used at the virtual Annual Meeting of Shareholders of the Company to be accessed at
www.virtualshareholdermeeting.com/FNLC2025, on Wednesday, April 30, 2025, at 11:00 a.m. Eastern Daylight Time, and at any adjournment thereof for matters described in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to Shareholders on or about March 18, 2025. This solicitation is made by the Company, which will bear the expenses thereof.
The Proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each Proxy received will be voted FOR the nominees for Directors described herein, FOR approval of the matters described below and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as Proxies; provided, however, that broker non-votes will not be voted in favor of the election of Directors.
Directors are elected by the vote of the holders of a majority of the outstanding shares of stock entitled to vote at the meeting. To be approved, any other matters submitted to our shareholders, including the ratification of BDMP Assurance, LLP as our independent auditors, require the affirmative vote of the holders of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote.
Shares that abstain from voting as to a particular matter will be counted for purposes of determining whether a quorum exists and for purposes of calculating the vote with respect to such matter but will not be deemed to have been voted in favor of such matter. Shares held in “street name” by banks, brokers or other nominees who indicate on their proxy cards that they do not have discretionary authority to vote such shares as to a particular matter, which we refer to as “broker non-votes” will be counted for the purpose of determining whether a quorum exists but will not be considered as present and entitled to vote with respect to a particular matter unless the beneficial owner(s) of the shares instruct(s) such record holder how to vote such shares. Accordingly, abstentions will have the effect of a vote against a proposal, and broker non-votes will not have any effect upon the outcome of voting with respect to any matters voted on at the annual meeting (but will have the effect of negative votes with respect to the election of Directors).
By Order of the Board of Directors,
Christopher J. Austin,
Clerk
March 18, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 30, 2025
The First Bancorp’s annual report to shareholders and proxy statement are available at http://materials.proxyvote.com/31866P

The First Bancorp, Inc.	2025 Proxy Statement	i

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Proxy Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.
2025 Annual Meeting
When	Where	Record Date
Wednesday, April 30, 2025 11:00 a.m. Eastern Daylight Time	Virtually at: www.virtualshareholdermeeting.com/ FNLC2025	February 20, 2025
Voting Agenda		Board Recommendation	For More Information, See Page
1	Election of NINE DIRECTOR NOMINEES to serve for a one-year term	FOR each nominee	6
2	Approval, on an advisory basis, of the COMPENSATION of our named executive officers (Say-on-Pay)	FOR	21
3	RATIFICATION of the Audit Committee’s selection of BDMP Assurance, LLP as our independent auditors for 2025	FOR	46
	Transaction of such OTHER BUSINESS as may properly come before the meeting or any adjournment thereof
2024 Performance Highlights
NET INCOME	DILUTED EPS	BRANCHES
$27.0M	$2.43	18	with 282 Full-Time Employees
TOTAL ASSETS	TOTAL DEPOSITS	EFFICIENCY RATIO
$3.16B	$2.73B	56.66% is in the 32ndPERCENTILE of the Bank’s peer group
The First Bancorp, Inc.	2025 Proxy Statement	1

Proxy Summary

CORPORATE GOVERNANCE HIGHLIGHTS
Corporate Governance Best Practices
8 of our 9 directors are independent, including all Committee members	Annual director evaluations and committee assessment to ensure board effectiveness
Independent Board Chair	All directors attended over 86% of 2024 meetings
3 of our 9 directors are women	Regular executive sessions of independent directors
Balance of new and experienced directors	Robust risk oversight
Majority vote in uncontested elections No overboarding Board retirement policy following 75th birthday Stock ownership guidelines for directors and executives	Board review of company’s financial performance, strategy and succession plan Code of Business Conduct and Ethics Commitment to Environmental, Social and Governance Responsibility
BOARD OF DIRECTORS OVERVIEW
				Committee Membership
Name and Principal Occupation	Age(1)	Director since	Independent	Audit	Compensation	Nominating & Governance
Robert B. Gregory Practicing attorney	71	1987
Ingrid H. W. Kachmar Executive Director, Harbor House Community Service Center	57	2025
Renee W. Kelly Associate Vice President for Innovation & Economic Development, University of Maine	55	2016
Tony C. McKim President and Chief Executive Officer, The First Bancorp and First National Bank	57	2005
Cornelius J. Russell General Manager, the Samoset Resort	61	2014
Stuart G. Smith Owner and operator, Maine Sport Outfitters, the Lord Camden Inn, the Grand Harbor Inn, 16 Bay View Hotel, the Rockport Harbor Hotel, Bayview Landing, and the Breakwater Marketplace	71	1997
Kimberly S. Swan Owner of Trumpeter Inc., d/b/a Swan Agency Real Estate	62	2021
Bruce B. Tindal Licensed real estate broker; Founder, Tindal & Callahan Real Estate	74	1999 Since 2023
F. Stephen Ward Retired Treasurer and Chief Financial Officer, The First Bancorp and First National Bank	71	2018
Meetings in 2024		Board — 6		4	3	3
(1) Ages are as of December 31, 2024
Committee Chair	Committee Member	Board Chair
2	The First Bancorp, Inc.	2025 Proxy Statement

Proxy Summary

DIRECTOR ATTRIBUTES
Our nine directors comprise a well-balanced Board.
BOARD REFRESHMENT
We have added three new directors to our Board since 2018, including two women, representing 33% of the board.
The First Bancorp, Inc.	2025 Proxy Statement	3

Proxy Summary

BOARD EXPERTISE
Director Skills and Experience
4	The First Bancorp, Inc.	2025 Proxy Statement

Proxy Summary

Executive Compensation Highlights
Compensation Policies and Practices
What We Do	What We Don’t Do

Independent Compensation Committee that approves all compensation for our named executive officers

Independent compensation consultant

Annual Say-on-Pay vote

Compensation Committee assesses compensation practices to eliminate or reduce incentives encouraging excessive risk

Pay-for-performance philosophy

Clawback policy

No pensions or any other enhanced benefit programs beyond those typically available to all employees

Limited perquisites

No employment agreements or commitments with respect to severance or change of control

Principal Compensation Objectives
Our primary objective with respect to executive compensation is to attract, retain and motivate superior executive talent with the skills and experience to	successfully execute our business strategy. Our executive compensation program is designed to:
1.	2.	3.	4.
Provide both short-term and long-term alignment between pay and performance	Align executives’ interests with those of our shareholders	Remain competitive within the relevant marketplace in terms of total compensation	Enable the Company to attract, retain and motivate top talent
Consideration of Say-on-Pay Advisory Vote

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The Compensation Committee believes that our recent Say-on-Pay votes affirm our shareholders’ support of our approach to executive compensation.

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After considering the 96% approval in 2024 and following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our overall approach to executive compensation.

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The Compensation Committee will continue to consider the outcome of our Say-on-Pay votes and feedback from shareholders when making future compensation decisions for our named executive officers.

The First Bancorp, Inc.	2025 Proxy Statement	5

Corporate Governance and Board Matters
PROPOSAL 1 —
ELECTION OF DIRECTORS
The health of the Company depends on a strong, independent and attentive Board. The Nominating and Governance Committee of the Board of Directors believes that it is necessary for each of the Company’s Directors to possess a considerable amount of business management and educational experience. In addition, Directors must have sound judgment, wisdom, integrity and ethics. Directors are encouraged to attend seminars and courses to enhance their directorship skills.
Each of our outside Directors brings to the Company knowledge from their field of expertise, including leadership, finance, marketing and human resources, through the management of their own companies, organizations or professional practices. These experiences provide perspective, analytical insight and objectivity when overseeing and evaluating Management.
In addition, all Directors serve as referral sources for the Bank. All Directors of the Company also serve on the Bank’s Board and meet the requirements for Directors as set forth by the Office of the Comptroller of the Currency. The Board’s familiarity with the Bank’s systems and controls is crucial in maintaining the Company’s safety and soundness.
In order to be a candidate for a Director of the Company, each individual must meet the following criteria:
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Be a citizen of the United States.

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Have the financial capacity to own and/or purchase the minimum equity interest in the Company as specified in the Company’s bylaws.

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Be available to attend the monthly meetings of the Board of Directors and Board Committee meetings, as scheduled from time to time.

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Have the ability and willingness to represent the interests of the Shareholders of the Company.

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Meet any additional criteria that the Office of the Comptroller of the Currency may establish for directors of a national bank.

If any person named as nominee should be unwilling or unable to stand for election at the time of the Annual Meeting, the holder of the Proxy will vote for any replacement nominee or nominees recommended by the Board of Directors. Each person listed has consented to be named as a nominee, and the Board of Directors knows of no reason why any of the nominees may not be able to serve as a Director if elected.
In order to be elected a Director of the Company, a nominee must receive the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock outstanding on the Voting Record Date. Broker non-votes or abstentions will not be counted as affirmative votes. Per the Company’s Resignation Policy, the Nominating and Governance Committee shall only nominate for election or re-election candidates who agree to tender irrevocable resignations that will be effective upon the failure to receive the required vote at the next annual meeting. In the event a Director does not receive the required votes, the Nominating and Governance Committee would determine whether to accept the Directors resignation and make its recommendation to the full Board. The Board will act on the Nominating and Governance Committee’s recommendation and publicly announce the decision within 90 days following the shareholder meeting.

6	The First Bancorp, Inc.	2025 Proxy Statement

The Nominating and Governance Committee has nominated the following individuals to be submitted to a vote of the Shareholders at the meeting, each to serve (if elected) for a one (1) year term and until their successor is duly elected. (Directors’ ages are as of December 31, 2024.)
ROBERT B. GREGORY
AGE: 71
Independent Director of the Company and the Bank from 1987 until 2018. Independent again since 2022

Chair of the Company and the Bank (September 1998 to April 2007)

CAREER HIGHLIGHTS
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Director Gregory was considered independent from 1987 until 2018 when the Bank purchased property from him. Director Gregory obtained independence again in March of 2022.

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Mr. Gregory has been a practicing attorney since 1980, first in Lewiston, Maine and since 1983 in Damariscotta, Maine.

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In addition, he and his wife Sim serve as advisors to the Bowdoin Christian Fellowship.

QUALIFICATIONS
The Board concluded that Mr. Gregory is well suited to serve as a director of the Company because of his legal expertise and extensive transactional experience in financial, banking, and commercial real estate matters.

INGIRD H. W. KACHMAR
AGE: 57
Independent Director of the Company and the Bank since February 2025

CAREER HIGHLIGHTS
•
Ms. Kachmar has been the Executive Director of Harbor House Community Service Center since 2011 where she has provided oversight of programing, development and administration of budgeting, supervision of staff and donor development. She played an integral role in creating and managing the “Lobsters on the Sound” fundraising event as well as organizing and participating in other fundraising events. In addition, she works collaboratively with other non-profits and organizations to create and foster partnerships that in some instances created new programming and in others enhanced existing program offerings.

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During her tenure at the Harbor House, she has facilitated the move of the fitness center, thereby increasing membership. In addition, she has increased charitable donations and events revenue.

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She is from Southwest Harbor, Maine and graduated from Babson College with a BS in Management and a Minor in Entrepreneurial Studies and currently serves on the board of directors for Acadia Homes for Students. She has extensive board experience from her time on non-profit boards and local school boards.

QUALIFICATIONS
The Board concluded that Ms. Kachmar is well suited to serve as a director of the Company because of her collaboration, strategic planning and management skills in addition to her local knowledge of retail, real estate, and community service.

The First Bancorp, Inc.	2025 Proxy Statement	7

RENEE W. KELLY
AGE: 55 COMMITTEES • Nominating & Governance
Independent Director of the Company and the Bank since January 2016

CAREER HIGHLIGHTS
•
Ms. Kelly served as Director of Economic Development Initiatives for the University of Maine from 1997 until July 2016 when she was promoted to Associate Vice President for Strategic Partnership & Innovation. She was promoted to Associate Vice President in December 2022. She is currently Associate Vice President for Strategic Partnerships, Innovation, Resources and Engagement.

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In addition, she leads the University’s entrepreneurship and innovation support activities as well as its efforts in the Innovation Engineering Institute.

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She was a founding member of the leadership team for the Blackstone Accelerates Growth initiative in Maine (now Maine Accelerates Growth) and led the creation of the Innovate for Maine Fellows program.

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Prior to joining the University, she developed training products for Manpower of Connecticut, worked for a financial services start-up company and served as an aide to then U.S. Senator Olympia J. Snowe.

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She currently serves on the boards of several economic development and service organizations, including the Ellsworth Business Development Corporation. In addition, she is an alternate board member for UpStart Maine.

QUALIFICATIONS The Board concluded that Ms. Kelly is well suited to serve as a director of the Company because of her varied experience in economic development.
TONY C. MCKIM
AGE: 57
Director of the Company and the Bank since January 2005

CAREER HIGHLIGHTS
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Mr. McKim joined the Company as Executive Vice President, Chief Operating Officer and a member of the Board of Directors of the Company and the Bank upon completion of the mergers of FNB Bankshares (“FNB”) and its subsidiary into the Company and the Bank on January 14, 2005.

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Prior to the mergers, Mr. McKim was President and Chief Executive Officer of FNB and its subsidiary.

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In January 2015, Mr. McKim was named President and Chief Executive Officer of the Company and the Bank.

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Mr. McKim is involved in several local associations, including Harbor House, Ellsworth Business Development Corporation, and Acadian Youth Sports.

QUALIFICATIONS
The Board concluded that Mr. McKim is well suited to serve as a director of the Company because of his experience as the former CEO of FNB Bankshares and as a senior officer of the Company with more than two decades in bank management.

8	The First Bancorp, Inc.	2025 Proxy Statement

CORNELIUS J. RUSSELL
AGE: 61 COMMITTEES • Compensation • Nominating & Governance
Independent Director of the Company and the Bank since 2014

CAREER HIGHLIGHTS
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A second-generation hotelier, Mr. Russell began his career in 1987 with Ocean Properties Hotels Resorts & Affiliates where he has held management positions at multiple hotels in Maine, New Hampshire, Florida, Colorado and Arizona.

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He has acted as the General Manager at the Samoset Resort since 1999 where he has overseen numerous multi-million dollar capital improvement projects.

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Mr. Russell’s service on several boards of directors includes Treasurer of Hospitality Maine, Past President of New England Inns and Resorts Association, and the American Hotel & Lodging Association Resort Committee, Past President of the Maine Innkeepers Association, the Penobscot Bay Regional Chamber of Commerce, the Maine State Chamber of Commerce and Past Trustee of Penobscot Bay Hospital.

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He was awarded the 2016 Community Person of the Year by the Penobscot Bay Regional Chamber of Commerce and the 2010 Innkeeper of the Year by the Maine Innkeepers Association.

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Mr. Russell graduated with a B.S. degree in Resource Economics from the University of Maine.

QUALIFICATIONS The Board concluded that Mr. Russell is well suited to serve as a director of the Company because of his varied experience in retail, lodging and hospitality services.
STUART G. SMITH
AGE: 71 • Compensation
Independent Director of the Company and the Bank since 1997

Chair of the Board of the Company and the Bank (May 2007 to April 2013)

CAREER HIGHLIGHTS
•
A resident of Camden, he and his wife, Marianne, own and operate Maine Sport Outfitters, the Lord Camden Inn, the Grand Harbor Inn, 16 Bay View Hotel, and Bayview Landing in Camden, the Rockport Harbor Hotel in Rockport as well as the Breakwater Marketplace in Rockland and Rockland Harbor Park Office Building.

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Mr. Smith holds a BS in economics and history from Duke University and a Master of Environmental Studies from Duke University School of Forestry and Environmental Science.

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He served for ten years on the public school board of SAD 28 and The Five Town CSD school board as both a director and chairperson, serving on budget and finance committees, as well as labor negotiations, compensation, planning and facility development and management committees.

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He has also served as a board member and president of the Camden, Rockport, Lincolnville Chamber of Commerce and the Camden Area YMCA.

QUALIFICATIONS
The Board concluded that Mr. Smith is well suited to serve as a director of the Company because of his varied experience in retail, lodging and hospitality services, as well as real estate development and management.

The First Bancorp, Inc.	2025 Proxy Statement	9

KIMBERLY S. SWAN
AGE: 62 COMMITTEES • Nominating & Governance • Audit • Compensation
Independent Director of the Company and the Bank since May 2021

CAREER HIGHLIGHTS
•
Ms. Swan is the sole stockholder of Trumpeter Inc., d/b/a Swan Agency Real Estate headquartered in Bar Harbor, Maine with offices in Northeast Harbor, Southwest Harbor, Sullivan and Swan’s Island. Swan Agency Real Estate specializes in all areas of real estate. Its Maine Lodging Brokerage arm is Maine’s leading brokerage of inns and bed and breakfast properties. Kim joined the family company full time in 1984 and purchased it in 1994.

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She owns several commercial properties and lodging establishments including the oceanfront Bayview Hotel in Bar Harbor, the Swan Block in downtown Bar Harbor, the Pomegranate Inn in Portland, Maine and Swan Song Saltwater Farm in Sullivan.

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In the arts, Ms. Swan is the founder and creative director of the Bar Harbor Designer Showhouse project which is a major fundraiser for local charities. She has produced documentary files, a television show — Living Acadia, is partner in Maineville Music — a music publishing company, owner of Cygnet Gallery art gallery in Southwest Harbor and owner of Swan Studios — a podcast studio in downtown Bar Harbor.

QUALIFICATIONS The Board concluded that Ms. Swan is well suited to serve as a director of the Company because of her in-depth knowledge of the coastal Maine real estate and hospitality markets.
BRUCE B. TINDAL
AGE: 74 Chair of the Board COMMITTEES • Audit • Compensation • Nominating & Governance
Independent Director of the Company and the Bank since 1999

Chair of the Company and the Bank since 2023

CAREER HIGHLIGHTS
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Mr. Tindal has been a licensed real estate broker since 1974. Mr. Tindal formed Tindal & Callahan Real Estate in Boothbay Harbor, which has been in operation since 1985. His son now owns and operates the business.

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He currently serves on the Boothbay Region Land Trust Board of Advisors.

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Mr. Tindal is also a member of the National Association of Realtors, Council of Residential Specialists, Real Estate Buyers Agent Council and the Boothbay Harbor Rotary Club.

QUALIFICATIONS The Board concluded that Mr. Tindal is well suited to serve as a director of the Company because of his in-depth knowledge of the coastal Maine real estate market and trends.

10	The First Bancorp, Inc.	2025 Proxy Statement

F. STEPHEN WARD
AGE: 71 COMMITTEES • Audit
Director of the Company and the Bank since 2018 (Independent Director since 2022)

CAREER HIGHLIGHTS
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Mr. Ward retired as Treasurer and Chief Financial Officer of the Company on March 30, 2018, after serving as Chief Financial Officer of the Company since 1994 and as Chief Financial Officer of the Bank since 1993.

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During his 28-year career at the Bank and the Company, Mr. Ward was active in local government, serving on the Edgecomb Budget Committee for three years and the Edgecomb School Committee for nine years, including seven years as Chair, as well as the Union 49 School Board for nine years, including three years as Vice-Chair.

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He has been involved with several non-profit organizations, including Round Top Center for the Arts and the Boothbay Region YMCA.

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He is past Board Chair for Coastal Ventures Inc. (“CVI”), the venture capital subsidiary of Coastal Enterprises which operates four venture capital funds that provide seed capital to startup and early stage companies, primarily in northern New England, with a strong focus on job creation in the region. The majority of the investors in these funds are Maine-based banks.

•
For six years, Mr. Ward also served on the Member Advisory Panel of the Federal Home Loan Bank of Boston, an important funding source for the Bank.

QUALIFICATIONS
The Board concluded that Mr. Ward is well suited to serve as a director of the Company because of his experience as a former senior officer of the Company with more than two decades in bank executive management. In addition, he has extensive experience in financial statement preparation, asset/liability management and management of a complex fixed-income investment portfolio.

About the Board of Directors and Its Committees
As of the date of this Proxy Statement, The First Bancorp, Inc. had a Board comprised of nine Directors. During 2024 there were five regular Board meetings and one Annual Meeting. After each regular Board meeting, time is provided for an executive session without Management present. The Board’s Attendance Policy states that all members of the Board are strongly encouraged to attend each meeting of the Board and Committees on which they serve. All Directors attended at least 86% of Board meetings and meetings held by Committees of which they were members in 2024. The aggregate attendance at Board and Committee meetings by all members of the Board of Directors and its Committees in 2024 was in excess of 95%. All Directors are expected to attend the 2025 Annual Meeting of Shareholders, and all Directors attended the 2024 Annual Meeting.
Although the Company does not have a formal policy with respect to diversity, it is committed to fostering an environment of diversity, equality and inclusion. The Board and the
Nominating and Governance Committee believe it is in the best interest of the Company that Board members represent diverse groups including but not limited to gender, race, religion, sexual orientation, and national origin as well as assorted skill sets. Each nominee’s/Director’s diverse knowledge of risk management and internal controls, credentials, competencies and skills as well as the candidate’s area(s) of qualifications, education, professional experience and expertise that would enhance the Board’s composition and effectiveness are considered. As a bank holding company, it is important that the Directors have specific knowledge of the communities that the Bank serves as a community bank. Finding qualified candidates within our footprint that meet the various requirements necessary to become a director of a community bank and a publicly traded company can be a challenge. However, the Company is committed to finding qualified candidates who will fulfill all of the requirements set forth by the OCC.

The First Bancorp, Inc.	2025 Proxy Statement	11

		The First Bancorp Board Committees
Name	Independent	Audit	Compensation	Nominating & Governance
Robert B. Gregory
Ingrid H. W. Kachmar
Renee W. Kelly
Tony C. McKim
Cornelius J. Russell
Stuart G. Smith
Kimberly S. Swan
Bruce B. Tindal
F. Stephen Ward
Number of Meetings in 2024	Board — 6	4	3	3
Committee Chair	Committee Member	Board Chair
AUDIT COMMITTEE	Meetings in 2024 — 4
MEMBERS • F. Stephen Ward, Chair • Kimberly S. Swan • Bruce B. Tindal Each member of the Audit Committee is independent as defined under the listing standards of NASDAQ.
KEY RESPONSIBILITIES
The Company’s Audit Committee:
•
receives and reviews reports on examinations and accounting audits of the Company, and

•
works to ensure the adequacy and security of operating practices, procedures and controls.

CHARTER
The Audit Committee’s charter can be found on the Company’s website: https://investors.thefirst.com/
REPORT OF THE AUDIT COMMITTEE
•
The 2025 Report of the Audit Committee can be found on page 47 of this Proxy Statement.

COMPENSATION COMMITTEE	Meetings in 2024 — 3

MEMBERS
•
Stuart G. Smith, Chair

•
Cornelius J. Russell

•
Kimberly S. Swan

•
Bruce B. Tindal

Each member of the Compensation Committee is independent as defined under the listing standards of NASDAQ.

The Company’s Compensation Committee is a standing committee of the Bank’s Board of Directors since all executive compensation is paid by the Bank.
No Director of the Bank or the Company serves as a Director on the board of any other corporation with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or that is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940, as amended.
KEY RESPONSIBILITIES
The function of this Committee is to:

•
establish the compensation of the Chief Executive Officer, and

•
to review and approve the compensation of other Named Executive Officers.

CHARTER
The Compensation Committee Charter can be found on the Company’s website: https://investors.thefirst.com/
REPORT OF THE COMPENSATION COMMITTEE
•
The 2025 Compensation Committee Report can be found on page 45 of this Proxy Statement.

12	The First Bancorp, Inc.	2025 Proxy Statement

NOMINATING & GOVERNANCE COMMITTEE	Meetings in 2024 — 3

MEMBERS
•
Kimberly S. Swan, Chair

•
Renee W. Kelly

•
Cornelius J. Russell

•
Bruce B. Tindal

Each member of the Governance Committee is independent as defined under the listing standards of NASDAQ

KEY RESPONSIBILITIES
As stated in the Nominating & Governance Committee Charter, the Committee is responsible for:
•
recommending to the Board of Directors the nominees for Board of Directors positions,

•
establishing the tenure and the retirement policies for members of the Board of Directors, and

•
reviewing the Directors overall effectiveness.

CHARTER AND GUIDELINES
The Nominating & Governance Committee Charter and the Company’s Corporate Governance Guidelines can be found on the Company’s website: https://investors.thefirst.com/

SHAREHOLDER NOMINATIONS
Under the Company’s Bylaws, if a Shareholder wishes to nominate a Director for consideration by the Committee, they must:
•
be a Shareholder of record, and

•
have continuously held at least $2,000 in market value of the Company’s Common Stock (as determined by the President) for at least one year as of the date of submittal of such proposal and must continue to hold those securities through the date of such annual meeting.

The Committee will also consider whether a proposed candidate meets the criteria set forth on page 6 of this Proxy Statement.

In addition to the Company’s Audit, Compensation and Governance Committees, there are four other standing committees of the Bank’s Board of Directors:
•
Asset/Liability

•
Executive

•
Directors’ Loan

•
Trust/Investment Oversight

Certain members of Management also serve on some committees of the Bank. There are no family relationships among any of the Directors of the Company.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions
During 2024 the members of the Compensation Committee were Cornelius J. Russell, Stuart G. Smith (Chair), Kimberly S. Swan and Bruce B. Tindal. No member of the Compensation Committee was, or ever has been, an officer or employee of the Company or the Bank. All Committee members are customers of and engage in transactions with the Bank in the ordinary course of business. As described in “Certain Relationships and
Related Transactions,” all loans to such individuals were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank and, in the opinion of Management, did not involve more than the normal risk of collectability or present other unfavorable features.

Third Party Compensation of Directors
Under Rule 5250 (b)(3) promulgated by NASDAQ, companies must disclose the material terms of all agreements and arrangements between any Director or nominee for Director, and any person or entity other than the Company (the “Third Party”), relating to compensation or other payment in connection with such person’s candidacy or service as a director of the Company. As of the date of this Proxy Statement, none of the Company’s Directors or nominees for Director were receiving such compensation.

The First Bancorp, Inc.	2025 Proxy Statement	13

Director Independence
The Board reviewed the independence of the Company’s then eight Directors in January 2025 based on NASDAQ standards. In this review, the Board considered transactions and relationships between each Director (and any member of their immediate family) and the Company or the Bank and between certain entities in which any Director or any immediate family member has certain interests, on the one hand, and the Company or the Bank, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the Director is independent under NASDAQ rules. As a result of the review, the Board affirmatively determined that as of
January 2025 all of the Directors are independent of the Company and the Bank under NASDAQ rules with the exception of President McKim.

Risk Oversight
Board and Committee Roles
The Board takes an active role as a whole and also at the committee level in overseeing management of the Company’s risk. The Board regularly reviews information regarding the Company’s liquidity and operations as well as the risks associated with each. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risk. The President/Chief Executive Officer serves as the Company’s Senior Risk Officer.

Company Committee	Risk Oversight Responsibilities
ASSET/LIABILITY	• overseeing financial risk
AUDIT
•
overseeing reports from examiners and auditors of both the internal and outside audit functions and independent outside auditors and federal regulators as well as internal Management reports on Enterprise Risk, Technology/Cybersecurity and Compliance

COMPENSATION	• overseeing the management of risks relating to or arising from the Company’s executive compensation practices and plans
DIRECTORS’ LOAN	• monitoring lending policies to ensure they are adequate and that the lending function follows sound practices
NOMINATING & GOVERNANCE	• managing risk associated with director qualification and performance, as well as the independence of the Board of Directors and potential conflicts
TRUST/INVESTMENT OVERSIGHT
•
reviewing activities of the Trust and Investment Department to ensure that all trust functions are conducted in accordance with Bank policy, applicable laws and regulations and in a sound manner consistent with fiduciary standards and duties

PRIVACY AND CYBERSECURITY
Protecting the privacy of our customers’ information as well as the security of the Bank’s systems and networks has long been and will continue to be a priority. The Board is committed to maintaining strong and meaningful privacy and security protections for our customers’ information by making available sufficient human and financial resources to protect against and monitor cybersecurity threats. Responsibility for cybersecurity matters is delegated to the Chief Information Officer (CIO) who oversees all technology needs of the Company. Under direction of the CIO, the Company has programs in place for the ongoing assessment of cybersecurity threats and risks, has data security designed to prevent and detect threats, attacks, incursions and breaches, and plans in place for the management, mitigation and remediation of potential, and any actual, cybersecurity and information technology risks and breaches. The CIO reports monthly to senior management and

14	The First Bancorp, Inc.	2025 Proxy Statement

the Board regarding the Company’s ongoing assessment of cybersecurity threats and risks, provides updates as to recent cyber-related activity as needed, and informs the Board of general industry trends in cyber matters.
The Bank has not experienced any information security breaches in the last five years. Included in our mitigation strategy is a comprehensive cybersecurity insurance policy. In addition, the Bank’s performance, systems and procedures are assessed regularly against robust information security standards and information security training is provided to employees on at least an annual basis. The Audit Committee and Management review reports from the internal auditor regarding their evaluation of the Company’s Information Technology department on a regular basis as well as various third-party configuration and vulnerability assessments. The Bank engages top cybersecurity experts to assist with the overall management of the Bank’s cybersecurity program including risk assessments and remediation. The Board and Management recognize that cybersecurity matters, including expenditure, related threats and the impact of incursions or breaches, may implicate the Company’s disclosure under SEC rules and regulations, and intend to remain vigilant with respect to the cybersecurity aspects of these obligations.

Leadership Structure and Succession Planning
The Company believes that having an independent Director serving as Chair of the Board is prudent.
The Chair of the Board is elected by a vote of the Directors to serve a one-year term with a maximum appointment of eight terms. Bruce Tindal has served as Chair from April 2023 to the present. The Chief Executive Officer serves on the Board of Directors; however, the CEO’s main focus is to provide leadership to the Company for accomplishing the directives established by the Board of Directors and is responsible for the general administration, oversight, care and management of all property and business of the Company and for all of its departments, as well as direct or indirect supervision of all officers, managers, and employees. The full Board oversees succession planning for the CEO as well as the Executive Management Team. At least annually, the plan which identifies both short-term (emergency) and long-term succession is reviewed by the Directors.

Code of Ethics
The Company’s Code of Ethics for Senior Financial Officers, which was originally adopted by the Board of Directors on June 19, 2003, and the Company’s Code of Business Conduct and Ethics, which was originally adopted by the Board of Directors on April 15, 2004, and subsequently re-approved on September 26, 2024, are incorporated in the Company’s 2006 and 2022 Annual Reports, respectively, and reported on Form 10-K as Exhibits 14.1 and 14.2. The Code of Ethics/Code of Conduct are reviewed and signed off on annually. They are available on the Company’s website at https://investors.thefirst.com and a copy may be obtained, free of charge, by written request to the Company.

Audit Committee Financial Expert
Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K promulgated by the SEC, the Company is required to disclose whether it has at least one “Financial Expert” serving on its Audit Committee and if so, the name of the expert and whether the expert is independent of Management. A company that does not have an Audit Committee Financial Expert must disclose this fact and explain why it has no such expert.
Audit Committee Chair, F. Stephen Ward meets the SEC’s complete definition of a financial expert based on his education and experience as the Chief Financial Officer of the Company and the Bank prior to his retirement. As of April 1, 2022, Director Ward is considered independent under NASDAQ rules. The
Company addresses its audit functions with a depth of penetration and rigor that meets the intent of the requirements of the Sarbanes-Oxley Act for the following reasons:
•
The Company is a one-bank holding company owning all of the capital stock in the Bank. All Directors of the Bank meet the requirements imposed by the Office of the Comptroller of the Currency, the Bank’s principal regulator, which conducts regular supervisory examinations of the Bank. In addition to requiring knowledge of the banking industry and the financial regulatory system, these criteria require a “background, knowledge, and experience in business or another discipline to oversee the Bank.”

The First Bancorp, Inc.	2025 Proxy Statement	15

•
All members of the Audit Committee of the Bank and the Company are independent Directors, as defined by the SEC and NASDAQ. Two of the members have operated their own businesses and have knowledge of accounting for both their own businesses as well as for the Bank and the Company.

•
The members of the Audit Committee have considerable experience as Directors of the Bank and the Company.

•
Internal audit work of the Bank and the Company is outsourced to a professional firm which conducts all internal audits except for loan review, for which a second professional firm performs quality control loan review. Both firms provide detailed periodic reports to the Audit Committee and the Directors’ Loan Committee, respectively.

•
The Bank is a highly regulated entity which undergoes regular and thorough examination by the Office of the Comptroller of the Currency, with additional oversight by the Federal Deposit Insurance Corporation. The Company is a “Financial Holding Company” as defined by the Federal Reserve Board and as such is regulated and regularly examined by the Federal Reserve Board.

•
The Company also continuously reviews, at its own initiative, the expertise of the members of its Board of Directors and its Audit Committee.

Certain Relationships and Related Transactions
The Company has not adopted a written policy regarding transactions with related parties but does have procedures in place to review such transactions. Pursuant to these procedures, our Executive Vice President, Chief Risk Officer and the Vice President, Senior Executive Assistant are responsible for reviewing, monitoring and reporting transactions with related parties. Related parties subject to this review include directors, director nominees, executive officers, shareholders holding 5% or more of our voting securities, or any immediate family member or affiliated entity of the foregoing. Our procedures cover, among others, any transaction in which: (1) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (2) the Company or the Bank is a participant, and (3) a related person has or will have a direct or indirect material interest (each, a “Related Party Transaction”). If a transaction qualifies as a Related Party Transaction, the Executive Vice President, Chief Risk Officer and the Vice President, Senior Executive Assistant review the transaction to ensure that it is not inconsistent with the best interests of the Company. Other than loans made in the ordinary course of business of the Bank discussed below, there were no Related Party Transactions in 2024.
The Federal Reserve Act permits the Bank to contract for or purchase property from any of its Directors only when such purchase is made in the regular course of business upon terms not less favorable to the Bank than those offered by others unless the purchase has been authorized by a majority of the
Board of Directors not interested in the transaction. Similarly, the Federal Reserve Act’s Regulation O prohibits loans to Executive Officers or Directors of the Bank unless such transactions have been made upon substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with persons not related to the lender, and certain other prescribed conditions have been met. The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with Directors, Executive Officers and significant Shareholders of the Company and their affiliates. All such transactions have been made upon substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with persons not related to the Bank and meet the established written policies of the Bank.
In addition, Compliance with lending to Directors, Executive Officers and significant shareholders of the Company is reviewed periodically by the Company’s internal audit function and the results of such audits are reported to the Audit Committee. In the opinion of Management, such loans have not involved more than the normal risk of collectability, nor have they presented other unfavorable features. The total amount of loans outstanding at December 31, 2024 to the Company’s Directors and Executive Officers and their affiliates was $32,182,000, which constituted 1.37% of the Bank’s total loans outstanding at that date.

Director Compensation
Fees paid by the Bank to its Directors as a group totaled $256,200 in 2024, but no fees are paid to Directors of the Company in their capacities as such. Of the $256,200 paid to the outside Directors, 58% of this amount was reinvested in the Company through the Employee Stock Purchase Plan.
CEO McKim, who is the only Director who is also an employee of the Company, receives no additional compensation for serving on the Board of Directors of the Company or the Bank. The following table of Director Compensation details compensation paid to Directors in 2024.

16	The First Bancorp, Inc.	2025 Proxy Statement

Name	Fees Earned or Paid in Cash(1) ($)
Robert B. Gregory	34,000
Renee W. Kelly	36,100
Cornelius J. Russell	33,300
Stuart G. Smith	36,100
Kimberly S. Swan	35,400
Bruce B. Tindal	44,500
F. Stephen Ward	36,800

(1)
The annual fee for the Chair of the Board was increased from $44,000 in 2023 to $44,600 in March 2024. The fee for the outside directors, with the exception of the Chair of the Board, was increased from $1,000 in 2023 to $1,050 for each meeting attended as of March 2024. Each outside director, with the exception of the Chair of Board, receives $700 for each meeting attended of a committee which the director is a member. Each of the outside Directors also received a monthly retainer of $1,300 with the exception of the Chair of the Board.

Note: Ms. Kachmar joined the Board in February 2025, therefore, did not receive any compensation in 2024.
The Company may purchase a single-premium life insurance policy on the life of a Director with a split dollar benefit divided equally between the Company and the Director’s estate. The Company believes that Bank Owned Life Insurance is a good investment option for the Company and also provides key man protection upon the untimely death of a Director. The cash surrender value is an asset of the Company.

The First Bancorp, Inc.	2025 Proxy Statement	17

Information About Our Executive Officers
Each Executive Officer of the Company and the Bank is identified in the following table, which also sets forth their respective offices and periods served as an Executive Officer of the Company or the Bank which includes all such service, and not necessarily only service in such officer’s current office and position. The ages shown are as of December 31, 2024.

Name	Age	Current Office and Position	Period Served since (to Date)
Tony C. McKim	57	President & Chief Executive Officer of the Company and the Bank	2005
Christopher J. Austin	51	Clerk of the Company, Executive Vice President and Chief Legal Counsel of the Bank	2024
Marcia L. Benner	44	Executive Vice President and Chief Administrative Officer of the Bank	2025
Jody L. Brown	47	Executive Vice President and Chief Risk Officer of the Bank	2025
Richard M. Elder	59	Treasurer of the Company, Executive Vice President and Chief Financial Officer of the Company and the Bank	2016
Jonathan W. Nicholson	53	Executive Vice President and Chief Lending Officer of the Bank	2021
Peter C. Nicholson	45	Executive Vice President and Chief Fiduciary Officer of the Bank	2021
Tammy L. Plummer	59	Executive Vice President and Chief Information Officer of the Bank	2016
Sarah J. Tolman	46	Executive Vice President and Chief Banking Officer of the Bank	2016
Please refer to Mr. McKim’s biography in “Proposal 1 — Election of Directors” on page 8.
CHRISTOPHER J. AUSTIN	(51)	Executive Vice President and Chief Legal Counsel of the Bank since 2024

CAREER HIGHLIGHTS
•
Mr. Austin has been employed by the Bank since 2024

•
Mr. Austin has been a licensed attorney in the State of Maine since 1998

•
Prior to joining First National Bank, Mr. Austin was a member of a large Maine law firm during which he served several terms as managing member for the firm

•
Mr. Austin’s practice area focused on representing lenders and businesses in commercial transactions

MARCIA L. BENNER	(44)	Executive Vice President and Chief Administrative Officer of the Bank since 2025

CAREER HIGHLIGHTS
•
Ms. Benner has been employed by the Bank since 2021 as SVP, Human Resources Officer

•
Prior to joining First National Bank, Ms. Benner served on the executive team as SVP, Chief Administrative Officer for a small community bank.

•
Ms. Benner was promoted to Executive Vice President and Chief Administrative Officer in February 2025

•
She has twenty-four years of banking experience and twenty years experience in human resources

18	The First Bancorp, Inc.	2025 Proxy Statement

JODY L. BROWN	(47)	Executive Vice President and Chief Risk Officer of the Bank since 2025

CAREER HIGHLIGHTS
•
Ms. Brown has been employed by the Bank since September of 2002

•
Ms. Brown is a Certified Public Accountant. Prior to joining First National Bank, she was a Senior Auditor, specializing in Financial Institutions and Non-Profit Organizations, for a large Regional Accounting Firm

•
Ms. Brown was hired as Vice President of Credit Administration and was promoted to Senior Vice President and Senior Credit Officer in April of 2022, and to Executive Vice President and Chief Risk Officer in February of 2025. Ms. Brown oversees the daily activities of the Credit Administration Department as well as Collections, Compliance, and Quality Control

•
She has twenty-five years of banking experience, three as an auditor and twenty-two at First National Bank

RICHARD M. ELDER	(59)	Treasurer of the Company, Executive Vice President and Chief Financial Officer of the Company and the Bank since 2016

CAREER HIGHLIGHTS
•
Mr. Elder has been employed by the Bank since 1993

•
Mr. Elder previously served as Manager of the Bank’s Boothbay Harbor branch and as Senior Commercial Loan Officer

•
Mr. Elder was promoted to Vice President of Retail Services in 2001, to Senior Vice President in 2005 and to Executive Vice President in 2016

•
In January 2017, Mr. Elder was named Executive Vice President/Treasurer of the Bank and in January 2018 Chief Financial Officer of the Bank

•
In March 2018 he was promoted to Treasurer and Chief Financial Officer of the Company

JONATHAN W. NICHOLSON	(53)	Executive Vice President and Chief Lending Officer of the Bank since 2021

CAREER HIGHLIGHTS
•
Mr. Nicholson has been employed by the Bank since 1998

•
Mr. Nicholson originally joined the Bank as Assistant Controller, and then served as VP/Financial Services

•
In 2008, Mr. Nicholson joined the commercial division as a Commercial Loan Officer and in 2011 was promoted to Vice President/Senior Commercial Loan Officer

•
In 2012, Mr. Nicholson was promoted to Senior Vice President/Senior Regional Commercial Loan Officer

•
In March 2021, Mr. Nicholson was named Executive Vice President/Chief Lending Officer of the Bank

PETER C. NICHOLSON	(45)	Executive Vice President and Chief Fiduciary Officer of the Bank since 2021

CAREER HIGHLIGHTS
•
Mr. Nicholson has been employed by the Bank since 2015

•
Prior to joining First National Bank, Mr. Nicholson worked in the fields of Trust and Investment Management for another community bank as well as for a large national investment company

•
Mr. Nicholson previously served as Vice President, Senior Portfolio Manager, First National Wealth Management

•
In October 2018, Mr. Nicholson was promoted to Senior Vice President/Senior Portfolio Manager

•
In June 2021, Mr. Nicholson was named Executive Vice President/Chief Fiduciary Officer

The First Bancorp, Inc.	2025 Proxy Statement	19

TAMMY L. PLUMMER	(59)	Executive Vice President and Chief Information Officer of the Bank since 2016

CAREER HIGHLIGHTS
•
Ms. Plummer has been employed by the Bank since 1985 in a variety of roles of increasing responsibility, including the role of Data Processing Manager

•
She was promoted to Senior Vice President, Chief Technology Officer in 2009 and to Chief Information Officer in 2015

•
In January 2016, Ms. Plummer was promoted to Executive Vice President

•
She currently holds the position of Information Security Officer for the Bank

SARAH J. TOLMAN	(46)	Executive Vice President and Chief Banking Officer of the Bank since 2016

CAREER HIGHLIGHTS
•
Ms. Tolman has been employed by the Bank since August of 2014

•
Prior to joining First National Bank, Ms. Tolman was a Vice President/Area Leader for a large National Bank

•
Ms. Tolman was promoted to Executive Vice President and Chief Banking Officer in January of 2016. Ms. Tolman oversees the daily activities of all branch offices as well as the phone banking center

•
She has twenty-eight years of banking experience, the last ten at First National Bank

EVP/Chief Lending Officer Jonathan Nicholson and EVP/Chief Fiduciary Officer Peter Nicholson are siblings. There are no arrangements nor understandings between any Executive
Officer and any other person pursuant to which that Executive Officer has been or is to be elected.

20	The First Bancorp, Inc.	2025 Proxy Statement

Executive Compensation
PROPOSAL 2 — ADVISORY VOTE TO APPROVE
EXECUTIVE COMPENSATION
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Board of Directors is submitting for Shareholder approval, on an advisory basis, the compensation paid to the Company’s Named Executive Officers (“NEOs”) in 2024 as disclosed in this proxy statement. This vote is known as “Say-on-Pay”.
This is a non-binding resolution and accordingly will not have any binding legal effect regardless of whether or not it is approved and may not be construed as overruling a decision by the Company or the Board of Directors or to create or imply any change to the fiduciary duties of the Board. Furthermore, because this non-binding advisory resolution primarily relates to compensation of the NEOs that has already been paid or contractually committed, there is generally no opportunity for us to revisit those decisions. However, the Compensation Committee intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our NEOs.
Approval of the Company’s executive compensation policies and procedures would require that the number of votes cast in favor of the proposal exceeds the number of votes cast against it. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the Company’s executive compensation policies and procedures are approved. Because this shareholder vote is advisory, it will not be binding upon the Company’s Board of Directors.

The First Bancorp, Inc.	2025 Proxy Statement	21

Compensation Discussion and Analysis
CD&A CONTENTS

For 2024, our Named Executive Officers were:
TONY C. MCKIM	SUSAN A. NORTON	RICHARD M. ELDER	SARAH J. TOLMAN	JONATHAN W. NICHOLSON
President and Chief Executive Officer	Executive Vice President and Chief Administrative Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Banking Officer	Executive Vice President and Chief Lending Officer

22	The First Bancorp, Inc.	2025 Proxy Statement

I. EXECUTIVE SUMMARY

The Compensation Committee of the Board of Directors of The First Bancorp, Inc. oversees the Company’s executive compensation program. The Committee consists solely of “Independent Directors,” i.e., those Directors who are neither officers nor employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment to carry out the responsibilities of a Director and who are otherwise “independent” under the rules of NASDAQ.
The Committee has the direct responsibility to:
1.
Review and approve corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (“CEO”), evaluate the CEO’s performance in light of those goals and objectives and determine the CEO’s compensation level based on this evaluation. The corporate goals which are developed to encourage Management to not take undue or excessive risk are established jointly between the Compensation Committee and the CEO and are driven by the Company’s strategic plan and annual operating budget. In addition to the Company-wide goals, the Committee and the CEO jointly agree on individual performance goals for the CEO. Examples of these goals, which may vary from year to year, include the Company’s earnings targets, loan and deposit growth objectives, and risk management analysis, as well as specific individual goals such as implementing components of the approved strategic plan and leadership development.
2.
Review and approve the compensation of all other NEOs and members of the Executive Management Team of the Company with recommendations and input from the CEO.

3.
Review and approve grants, awards and issuances under, or any material amendment of, the Company’s equity-based long-term and short-term incentive plans, which are described below.

4.
In consultation with Management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax-deductibility and, as and when required, establish performance goals and certify that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

5.
Establish and review Company stock ownership guidelines for the CEO and other NEOs of the Company; and

6.
Review and approve any severance or similar termination payments proposed to be made to any current or former NEO of the Company, and any agreements providing for such payments.

II. PHILOSOPHY OF OUR EXECUTIVE COMPENSATION PROGRAM

The Company recognizes that the attraction, motivation and retention of high-performing employees are among the key components of the organization’s past performance and future success. In support of that objective, the Compensation Committee believes that the most effective executive compensation program is one that rewards annually the achievement of established long-term and strategic goals and aligns executives’ interests with those of Shareholders and the long-term interests of the Company. The Committee evaluates both performance and compensation of our executives relative to the compensation paid to similar executives at comparably sized and similarly performing banks. Our goal is to maintain an appropriate relationship between the compensation of our executives, their performance and the Company’s performance.
The overall objectives of our compensation program are to:

1.	2.	3.	4.
Provide both short-term and long-term alignment between pay and performance	Align executives’ interests with those of our Shareholders	Remain competitive within the relevant marketplace in terms of total compensation	Enable the Company to attract, retain and motivate top talent

The First Bancorp, Inc.	2025 Proxy Statement	23

The elements of our compensation program are discussed in more detail below, but in summary, the elements of our program are as follows:
Pay Element	Description
BASE SALARY	Base salary will target slightly above the market median (55th to 75th percentile) of the Company’s peer group, established by Pearl Meyer & Partners and described below, and will reflect the individual executive’s role, experience, and contribution to the Company
SHORT-TERM INCENTIVES	Short-term incentives will reflect annual goals related to the Company’s profitability, performance against key metrics and the achievement of individual goals for each executive
LONG-TERM INCENTIVES	Long-term incentives, which focus on achievement of longer-term objectives and seek to reduce incentives driven by short-term developments, may be awarded on an annual basis, and are intended to promote the retention of the Executive Management Team
OTHER BENEFITS	Other benefits will be competitive and appropriate to attract and retain talented individuals
The Committee will determine an appropriate mix of base pay, short-term incentives and long-term incentives based on the executive’s position and tenure with the Company. All elements of our compensation are evaluated by the Compensation Committee to ensure they are not designed to or have the effect of encouraging or incentivizing Management to cause the Company to take excessive or undue risk.
In addition to the compensation program, the Compensation Committee has also established stock ownership guidelines for the CEO and other NEOs. These ownership guidelines further align the CEO’s and NEOs’ performance with the long-term goals of the Company.
The Company’s incentive compensation plan contains a “clawback” provision under which designated individuals may be required to reimburse the Company any excess bonus amount paid should the Company be required to prepare an accounting restatement due to the material noncompliance of the Company with applicable regulations or accounting standards and practices.
Total compensation is expected to vary each year, and evolve over the long-term, to reflect our performance relative to our peers and the industry with corresponding returns for our Shareholders.

COMPENSATION POLICIES AND PRACTICES
What We Do	What We Don’t Do

Independent Compensation Committee that approves all compensation for our Named Executive Officers

Work with an independent compensation consultant annually to review compensation

Annual Say-on-Pay vote

Compensation Committee assesses compensation practices to eliminate or reduce incentives encouraging excessive risk

Pay-for-performance philosophy

Clawback policy

No pensions or any other enhanced benefit programs beyond those typically available to all employees

Limited perquisites

No employment agreements or commitments with respect to severance or change of control

III. CONSIDERATIONS IN DETERMINING EXECUTIVE COMPENSATION

INDEPENDENT COMPENSATION CONSULTANT
In 2024, Pearl Meyer & Partners, a consulting firm specializing in compensation and benefits for financial institutions, conducted a comprehensive total senior executive compensation analysis for the Company. Pearl Meyer & Partners was chosen by the Compensation Committee and that choice is confirmed on an annual basis. The fee for the comprehensive

24	The First Bancorp, Inc.	2025 Proxy Statement

compensation analysis is less than $30,000. The peer group utilized by the Company consisted of publicly traded non-metropolitan bank holding companies located in New England, New York and Pennsylvania. The results of this review were used to guide the Committee’s refinement of the Company’s compensation philosophy and resulting compensation programs for senior executives.

COMPENSATION BENCHMARKING
Understanding and having a comparative analysis of the compensation of senior banking executives in the banking industry is a key element considered by the Committee in making compensation decisions. Similar to the Company’s past internal practices, Pearl Meyer assisted the Committee with defining a peer group of institutions of similar asset size and regional location. The peer group includes the three comparable banks located in the state of Maine and other banks located in similar non-metropolitan areas in the Northeast. The comparable companies are reviewed annually and may change slightly depending on changes either in the market or in the peer group banks themselves. The peer group targets approximately 20 institutions ranging from two-thirds to two times the Company’s size in terms of assets. The overall objective is to position the Company at slightly above the median salary levels of the peer group.
Performance factors will also be considered should a company in the peer group have performance that varies greatly from that of the group and/or the Company. We may discount a defined peer bank or drop a company from the group should performance vary widely.
The peer group used for 2024 was as follows:

ACNB Corporation	Chemung Financial Corporation	Evans Bancorp, Inc.	Northeast Bank
AmeriServ Financial, Inc.	Citizens & Northern Corporation	Fidelity D & D Bancorp	Orrstown Financial Services, Inc.
Arrow Financial Corporation	CNB Financial Corporation	HarborOne Bancorp, Inc.	Penns Woods Bancorp, Inc.
Bar Harbor Bankshares	Enterprise Bancorp, Inc.	Hingham Institution for Savings	Peoples Financial Services Corp.
Camden National Corporation	ESSA Bancorp, Inc.	Mid Penn Bancorp, Inc.	Western New England Bancorp, Inc.
In addition to the peer group, the consultant included data from other industry databases and surveys including Pearl Meyer’s own annual survey. Data and competitive perspectives were assessed relative to base salary, total cash compensation, short- and long-term incentives, total direct compensation, benefits and other compensation and total compensation. The Committee reviewed data individually and in the aggregate. Data from the review was used to develop pay guidelines and as a reference for decisions for both short-term and long-term incentive compensation.

IV. ELEMENTS OF THE COMPENSATION PROGRAM

BASE SALARY
Base salary is used to recognize the experience, skills, knowledge, and responsibilities required of all our employees, including our executives. Base salaries are reviewed at least annually by the Compensation Committee. When establishing base salaries for 2024, as noted previously, the Compensation Committee engaged the services of Pearl Meyer to conduct a comprehensive compensation analysis. One result of this analysis was the establishment of a peer group, detailed above, and the Committee decided to target base salaries just above the market median (55th to 75th percentile) of that peer group’s base compensation for similarly positioned executives.
As a high-performing Company with consistent results, specifically in the categories of Return on Assets, Return on Equity and Efficiency Ratio, that are typically in the upper third of our peer group, we believe that the base salaries of our executives should be reflective of our performance within our industry.
In addition to the peer group comparison, a variety of other factors are used to determine base compensation, including the:
•
The individual’s responsibility level,

•
Success of the individual in meeting their annual goals and,

•
Seniority of the individual.

The annual goals of the NEOs, other than the CEO, are set jointly by the CEO and the officer, and reviewed by the Compensation Committee. These goals are aligned with the Company’s annual goals and individualized for the area of responsibility of the NEO. For example, the goals of the Chief Lending Officer center on loan growth targets and loan quality parameters, the latter being measured on the basis of loan delinquency rates, level of non-performing loans and amount of loan charge-offs for the year. The Chief Financial Officer has goals based on asset/liability management, investment portfolio performance and quality of financial reporting.

The First Bancorp, Inc.	2025 Proxy Statement	25

SHORT-TERM INCENTIVES
In 2012, the Board of Directors approved a Short-Term Incentive Plan. The five NEOs and certain other senior executives are eligible for incentives under this program, which is part of a total compensation package including base salary, annual incentives, equity, and benefits. The philosophy of the Compensation Committee is to set competitive, reasonable base salaries and allow for the potential for meaningful incentives tied to the Company’s short-term initiatives to optimize profitability, growth, and excellence in individual performance, and to promote teamwork among its participants.
The plan is designed to:
1.
Ensure clarity of expectations in terms of desired results.

2.
Recognize and reward achievement of annual business goals.

3.
Motivate and reward superior performance.

4.
Encourage teamwork and collaboration among the Company’s leadership and across business groups.

5.
Attract and retain talent needed to grow the Company/Bank.

6.
Be competitive with market; and

7.
Ensure incentives are appropriately risk-balanced (i.e., do not motivate or reward excessive risk taking).

Employees who are eligible for incentive awards must meet the following requirements:
•
New hires must be employed prior to October 1st to be eligible to participate in the plan for the performance period. Employees hired after that date must wait until the next calendar year to be eligible for an award under the plan. Eligibility begins the first full month worked. Participants receive a pro-rated award using full months worked during the plan year.

•
Awards under the plan shall be limited to individuals employed by the Company/Bank on the date of payment, except in the case of disability, death, or retirement.

•
Participants on a performance improvement plan or with an unsatisfactory performance rating at the time of payment or who have given notice of resignation at the time of payment are not eligible to receive an award.

Each participant has a target incentive opportunity based on their role. The target incentive reflects a percentage of base salary determined to be consistent with competitive market practices. Actual awards are based on achievement of specific goals and could range from 0%, for not achieving minimal performance, to 150% of target, for exceptional performance. Each participant has five to eight predefined performance goals used to determine their short-term incentive award in three performance categories: Company-wide, individual specific, and discretionary. The goals are then weighted to reflect the focus and contribution for each position in the Company.
The plan is based on a balance of multiple measures, layered oversight, and reasonable ceilings for exceptional performance. The plan is structured to discourage excessive risk taking. The Compensation Committee reviews the plan design to ensure it is in line with best practices for risk. The altering, inflating and/or inappropriate manipulation of performance/financial results or any other violation of recognized ethical business standards will subject any participant to disciplinary action up to and including termination of employment. In addition, any incentive compensation as provided by the plan to which such a participant would otherwise be entitled will be revoked or subject to “clawback.”
The Short-Term Incentive Plan operates on a calendar year schedule (January 1 – December 31). Awards granted under this program are in the form of cash. Annual cash incentive awards will be paid out by March 15th immediately following the Plan year.
Since all NEO compensation is paid by the Bank, not the Company, the performance measures for the Short-Term Incentive Plan are based on the Bank’s, not the Company’s, 2024 performance.

26	The First Bancorp, Inc.	2025 Proxy Statement

The following tables summarize the performance measures, weightings, as well as potential and total payouts for each NEO in 2024:
Tony C. McKim, President and Chief Executive Officer
	2024 Incentive Target		2024 Actual Payout
Mr. McKim’s 2024 Base Salary ($)	As a % of Base Salary	Amount ($)	As a % of Base Salary	Amount ($)
812,000	45.0%	365,400	36.83%	299,042
	Performance Measures				Incentive Opportunity Range
Measure	Threshold	Target	Stretch	Weight	Threshold ($)	Target ($)	Stretch ($)
Net Income $(000’s)	$26,130	$31,130	$36,130	15.0%	27,405	54,810	82,215
Pre-Tax, Pre-Provision Return on Average Tangible Equity	12.97%	17.97%	22.97%	15.0%	27,405	54,810	82,215
Efficiency Ratio	54.73%	52.23%	49.73%	10.0%	18,270	36,540	54,810
Fee Income $(000’s)	$11,140	$13,140	$15,140	10.0%	18,270	36,540	54,810
Implementation of Strategic Plan	50.00%	100.00%	150.00%	30.0%	54,810	109,620	164,430
Discretionary	50.00%	100.00%	150.00%	20.0%	36,540	73,080	109,620
Total				100.0%	182,700	365,400	548,100
	Actual Achievement
Measure	Actual Performance	Payout Allocation	Weighted Payout Percentage	Actual Payout ($)
Net Income	$28,048	69.2%	10.4%	37,918
Pre-Tax, Pre-Provision Return on Average Tangible Equity	15.79%	78.2%	11.7%	42,861
Efficiency Ratio	55.67%	—	—	—
Fee Income	$13,033	97.3%	97.3%	35,563
Implementation of Strategic Plan	100.00%	100.00%	30.0%	109,620
Discretionary	100.00%	100.00%	20.0%	73,080
Total			81.8%	299,042

The First Bancorp, Inc.	2025 Proxy Statement	27

Susan A. Norton, Executive Vice President and Chief Administrative Officer
	2024 Incentive Target		2024 Actual Payout
Ms. Norton’s 2024 Base Salary ($)	As a % of Base Salary	Amount ($)	As a % of Base Salary	Amount ($)
330,000	25.0%	82,500	20.83%	68,755
	Performance Measures				Incentive Opportunity Range
Measure	Threshold	Target	Stretch	Weight	Threshold ($)	Target ($)	Stretch ($)
Net Income $(000’s)	$26,130	$31,130	$36,130	15.0%	6,188	12,375	18,563
Pre-Tax, Pre-Provision Return on Average Tangible Equity	12.97%	17.97%	22.97%	15.0%	6,187	12,375	18,562
Efficiency Ratio	54.73%	52.23%	49.73%	10.0%	4,125	8,250	12,375
Fee Income $(000’s)	$11,140	$13,140	$15,140	10.0%	4,125	8,250	12,375
Implementation of Strategic Plan	50.00%	100.00%	150.00%	20.0%	8,250	16,500	24,750
Personnel Expense to Average Assets	0.93%	0.83%	0.73%	10.0%	4,125	8,250	12,375
Discretionary	50.00%	100.00%	150.00%	20.0%	8,250	16,500	24,750
Total				100.0%	41,250	82,500	123,750
	Actual Achievement
Measure	Actual Performance	Payout Allocation	Weighted Payout Percentage	Actual Payout ($)
Net Income	$28,048	69.2%	10.4%	8,561
Pre-Tax, Pre-Provision Return on Average Tangible Equity	15.79%	78.2%	11.7%	9,677
Efficiency Ratio	55.67%	—	—	—
Fee Income	$13,033	97.3%	9.7%	8,029
Implementation of Strategic Plan	100.00%	100.00%	20.0%	16,500
Personnel Expense to Average Assets	0.80%	115.0%	11.5%	9,488
Discretionary	100.00%	100.00%	20.0%	16,500
Total			83.3%	68,755

28	The First Bancorp, Inc.	2025 Proxy Statement

Richard M. Elder, Executive Vice President and Chief Financial Officer
	2024 Incentive Target		2024 Actual Payout
Mr. Elder’s 2024 Base Salary ($)	As a % of Base Salary	Amount ($)	As a % of Base Salary	Amount ($)
325,000	25.0%	81,250	18.63%	60,536
	Performance Measures				Incentive Opportunity Range
Measure	Threshold	Target	Stretch	Weight	Threshold ($)	Target ($)	Stretch ($)
Net Income $(000’s)	$26,130	$31,130	$36,130	15.0%	6,094	12,188	18,281
Pre-Tax, Pre-Provision Return on Average Tangible Equity	12.97%	17.97%	22.97%	15.0%	6,094	12,187	18,281
Efficiency Ratio	54.73%	52.23%	49.73%	10.0%	4,063	8,125	12,188
Fee Income $(000’s)	$11,140	$13,140	$15,140	10.0%	4,063	8,125	12,188
Implementation of Strategic Plan	50.00%	100.00%	150.00%	10.0%	4,063	8,125	12,188
Uniform Bank Performance Report Investment Yield Percentile	45.00%	60.00%	75.00%	20.0%	8,125	16,250	24,375
Discretionary	50.00%	100.00%	150.00%	20.0%	8,125	16,250	24,375
Total				100.0%	40,625	81,250	121,875
	Actual Achievement
Measure	Actual Performance	Payout Allocation	Weighted Payout Percentage	Actual Payout ($)
Net Income	$28,048	69.2%	10.4%	8,431
Pre-Tax, Pre-Provision Return on Average Tangible Equity	15.79%	78.2%	11.7%	9,530
Efficiency Ratio	55.67%	—	—	—
Fee Income	$13,033	97.3%	9.7%	7,908
Implementation of Strategic Plan	100.00%	100.0%	10.0%	8,125
Uniform Bank Performance Report Investment Yield Percentile	49.00%	63.3%	12.7%	10,292
Discretionary	100.00%	100.00%	20.0%	16,250
Total			74.5%	60,536

The First Bancorp, Inc.	2025 Proxy Statement	29

Sarah J. Tolman, Executive Vice President and Chief Banking Officer
	2024 Incentive Target		2024 Actual Payout
Ms. Tolman’s 2024 Base Salary ($)	As a % of Base Salary	Amount ($)	As a % of Base Salary	Amount ($)
295,000	25.0%	73,750	18.88%	55,684
	Performance Measures				Incentive Opportunity Range
Measure	Threshold	Target	Stretch	Weight	Threshold ($)	Target ($)	Stretch ($)
Net Income $(000’s)	$26,130	$31,130	$36,130	15.0%	5,531	11,063	16,594
Pre-Tax, Pre-Provision Return on Average Tangible Equity	12.97%	17.97%	22.97%	15.0%	5,531	11,063	16,594
Efficiency Ratio	54.73%	52.23%	49.73%	10.0%	3,688	7,375	11,063
Fee Income $(000’s)	$11,140	$13,140	$15,140	10.0%	3,688	7,375	11,062
Implementation of Strategic Plan	50.00%	100.00%	150.00%	10.0%	3,687	7,374	11,062
Local Funding Growth YTD Average $(000’s)	$48,062	$98,062	$148,062	20.0%	7,375	14,750	22,125
Discretionary	50.00%	100,00%	150.00%	20.0%	7,375	14,750	22,125
Total				100.0%	36,875	73,750	110,625
	Actual Achievement
Measure	Actual Performance	Payout Allocation	Weighted Payout Percentage	Actual Payout ($)
Net Income	$28,048	69.2%	10.4%	7,653
Pre-Tax, Pre-Provision Return on Average Tangible Equity	15.79%	78.2%	11.7%	8,651
Efficiency Ratio	55.67%	—	—	—
Fee Income	$13,033	97.3%	9.7%	7,177
Implementation of Strategic Plan	100.00%	100.00%	10.0%	7,375
Local Funding Growth YTD Average	$66,386	68.3%	13.7%	10,078
Discretionary	100.00%	100.00%	20.0%	14,750
Total			75.5%	55,684

30	The First Bancorp, Inc.	2025 Proxy Statement

Jonathan W. Nicholson, Executive Vice President and Chief Lending Officer
	2024 Incentive Target		2024 Actual Payout
Mr. Nicholson’s 2024 Base Salary ($)	As a % of Base Salary	Amount ($)	As a % of Base Salary	Amount ($)
295,000	25.0%	73,750	22.68%	66,896
	Performance Measures				Incentive Opportunity Range
Measure	Threshold	Target	Stretch	Weight	Threshold ($)	Target ($)	Stretch ($)
Net Income $(000’s)	$26,130	$31,130	$36,130	15.0%	5,531	11,063	16,594
Pre-Tax, Pre-Provision Return on Average Tangible Equity	12.97%	17.97%	22.97%	15.0%	5,531	11,062	16,594
Efficiency Ratio	54.73%	52.23%	49.73%	10.0%	3,688	7,375	11,063
Fee Income $(000’s)	$11,140	$13,140	$15,140	10.0%	3,688	7,375	11,063
Loan Growth YTD Average $(000’s)	$109,541	$144,541	$179,541	15.0%	5,531	11,063	16,594
Past Due Loans/Total Loans YTD	0.58%	0.33%	0.08%	5.0%	1,844	3,687	5,531
Classified Loans to Equity	4.25%	2.75%	1.25%	10.0%	3,688	7,375	11,063
Discretionary	50.00%	100.00%	150.00%	20.0%	7,375	14,750	22,125
Total				100.0%	36,875	73,750	110,625
	Actual Achievement
Measure	Actual Performance	Payout Allocation	Weighted Payout Percentage	Actual Payout ($)
Net Income	$28,048	69.2%	10.4%	7,653
Pre-Tax, Pre-Provision Return on Average Tangible Equity	15.79%	78.2%	11.7%	8,651
Efficiency Ratio	55.67%	—	—	—
Fee Income	$13,033	97.3%	9.7%	7,177
Loan Growth YTD Average	$201,670	150.00%	22.5%	16,594
Past Due Loans/Total Loans YTD Average	0.17%	132.00%	6.6%	4,868
Classified Loans to Equity	2.82%	97.7%	9.8%	7,203
Discretionary	100.00%	100.00%	20.0%	14,750
Total			90.7%	66,896

The First Bancorp, Inc.	2025 Proxy Statement	31

LONG-TERM INCENTIVES — STOCK OPTIONS AND RESTRICTED STOCK AWARDS
At the 2020 Annual Meeting, the Company’s Shareholders voted to establish a new equity-based long-term incentive plan which grants authority to the Board of Directors to issue stock options, restricted stock, and other equity-based grants to retain and motivate existing high-performing employees and to attract new members to the Management team should the need arise. The purpose of this plan is to incentivize executives through equity ownership and align their interests with those of the Shareholders while providing mid-term and longer-term incentives tied to overall Company performance. It is among the objectives of this plan that, by having a portion of the executive’s compensation tied to the performance of the Company’s stock, the individual will be rewarded for enhancing long-term shareholder value. The Company does not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of stock options, stock appreciation rights or similar option-like instruments, the Board will evaluate the appropriate steps to take in relation to the foregoing.
The mid- to long-term outlook of this type of compensation serves as a balance to the short-term rewards of base compensation and the short-term incentive plan. Due to conservative vesting provisions, stock options and restricted stock grants are also designed to encourage an executive to remain with the Company. The value of the equity incentive granted is based on the Executive’s:
•
position in the organization,

•
level of responsibility,

•
impact on the Company’s performance, and

•
actual performance in meeting individual performance goals.

The plan is administered by the Compensation Committee of the Board of Directors. In conjunction with the equity plan, the Compensation Committee established a long-term incentive strategy which includes specific long-term incentive targets for the NEOs based on position in the Company. The strategy provides for safeguards, including clawbacks, to curtail undue short-term risk taking. The Compensation Committee is responsible for the design and oversight of these safeguards. The grants made with respect to 2024, 2023 and 2022 performance consisted solely of shares of restricted Company stock subject to vesting and forfeiture provisions.
For 2024 performance, grants under the long-term incentive plan were awarded by the Company’s Compensation Committee on January 30, 2025 and were based on the previous day’s closing price for the Company’s Common Stock of $26.01 per share. All awards have a cliff vesting period of three years with the exception of Ms. Norton’s shares which vest on February 10, 2025 prior to her retirement on February 14, 2025. The following table summarizes the 2024 targets and actual grants to the NEOs under the long-term incentive program.

For 2024 Performance	Target (%)	Actual (%)	Value ($)	Shares (#)
Tony C. McKim	30.0%	30.0%	243,600	9,366
Susan A. Norton	20.0%	20.0%	66,000	2,538
Richard M. Elder	20.0%	20.0%	65,000	2,500
Sarah J. Tolman	20.0%	20.0%	59,000	2,269
Jonathan W. Nicholson	20.0%	20.0%	59,000	2,269
For 2023 performance, grants under the long-term incentive plan were awarded by the Company’s Compensation Committee on January 30, 2024, and were based on the previous day’s closing price for the Company’s Common Stock of $26.22 per share. All awards have a cliff vesting period of three years with the exception of Ms. Norton’s shares which vest in one year. The following table summarizes the 2023 targets and actual grants to the NEOs under the long-term incentive program.

For 2023 Performance	Target (%)	Actual (%)	Value ($)	Shares (#)
Tony C. McKim	30.0%	30.0%	232,500	8,868
Susan A. Norton	20.0%	20.0%	63,000	2,403
Richard M. Elder	20.0%	20.0%	62,000	2,365
Sarah J. Tolman	20.0%	20.0%	56,000	2,136
Jonathan W. Nicholson	20.0%	20.0%	53,000	2,022

32	The First Bancorp, Inc.	2025 Proxy Statement

For 2022 performance, grants under the long-term incentive plan were awarded by the Company’s Compensation Committee on January 26, 2023, and were based on the previous day’s closing price for the Company’s Common Stock of $29.30 per share. All awards have a cliff vesting period of three years, except Ms. Norton’s which vest in two years. The following table summarizes the 2022 targets and actual grants to the NEOs under the long-term incentive program.

For 2022 Performance	Target (%)	Actual (%)	Value ($)	Shares (#)
Tony C. McKim	30.0%	30.0%	201,000	6,861
Susan A. Norton	20.0%	20.0%	57,000	1,946
Richard M. Elder	20.0%	20.0%	55,000	1,878
Sarah J. Tolman	20.0%	20.0%	51,000	1,741
Jonathan W. Nicholson	20.0%	20.0%	48,000	1,639
The Board of Directors is required to make appropriate adjustments in connection with the 2020 Plan and any outstanding awards to reflect stock dividends, stock splits and certain other events. In the event of a merger, liquidation, or other reorganization event, as defined in the 2020 Plan, the Board of Directors is authorized to provide for outstanding options or other stock- based awards to be assumed or substituted for, and, if the acquiring or succeeding corporation does not agree to assume or substitute for such awards, the Board of Directors is authorized to provide for the acceleration of any award, and if applicable, to make an award fully exercisable prior to consummation of the reorganization event or to provide for a cash out of the value of any outstanding options. Upon the occurrence of a reorganization event, the repurchase and other rights of the Company under each outstanding award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities, or other property which the Common Stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to the Common Stock subject to such restricted stock award.

V. COMPENSATION MIX

The Compensation Committee believes that the Company has developed, with assistance from Pearl Meyer, an appropriate mix of base pay, short-term incentives, and long-term incentives for the NEOs. Utilizing the 2020 Equity Incentive Plan, the Compensation Committee reviews the mix and determines how long-term incentives fit with total compensation. The Committee’s expectation is that long-term incentives will constitute 10% to 30% of total compensation depending on the executive and their position in the Company. In addition to the long-term incentive plan, the short-term incentive plan approved by the Board in 2012 provides for short-term incentives that could also constitute 15% to 50% of total compensation depending on the executive, their position in the Company and the executive’s job performance in the prior year. With the addition of the short-term and long-term incentive programs, base compensation should constitute 50% to 80% of total pay depending on the executive, their position and individual achievement in relation to their goals. These percentages are based on industry averages and best practices.

Total Target Compensation Mix

The First Bancorp, Inc.	2025 Proxy Statement	33

VI. COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OTHER NEOS

BASE SALARY
As noted previously, the Compensation Committee has established targets for base pay at just above the market median (55th to 75th percentile) of the Company’s peer group, based on recommendations by Pearl Meyer, and each executive’s actual base salary will reflect the executive’s role, experience, and contribution to the Company. CEO McKim was appointed President of the Bank in 2014 and he assumed the title of CEO of the Company on January 5, 2015. His salary for 2024 was set at $812,000, which placed him just above the 75th percentile for the peer group. As noted above, the Compensation Committee will use the data provided by Pearl Meyer and will consider various other factors including the principles and criteria contained in the compensation philosophy and strategy, and 2024 operating results, to adjust his base salary to the target level selected by the Committee.
As part of its annual review the Compensation Committee reviewed the CEO’s salary in conjunction with the Company’s performance and the performance of banks included in the Company’s peer group. With assistance from Pearl Meyer, the Committee compares the CEO total target direct compensation to three-year total shareholder return (“3-Yr TSR”) as of December 31, 2023 for the Company and peer banks or holding companies. The key finding of this exercise is that Mr. McKim’s salary relative to the Bank’s 3-Yr TSR falls within the alignment corridor.
The Compensation Committee’s decisions related to 2024 base salaries were based on 2023 operating results. The Bank continued to outperform the median levels of its national peer group in many areas, as measured by the Uniform Bank Performance Report. These included return on average assets, return on average equity, the efficiency ratio, and asset quality ratios. Building and strengthening the Company’s capital is a priority, and in 2024 the Company’s regulatory capital ratios remained strong. The Board and Management place a high value on building shareholder value, and the $0.35 per share quarterly dividend was increased to $0.36 per share in the second quarter of 2024. Additional detail on the Company’s performance is further detailed in Management’s Discussion and Analysis of Financial Condition and Results of Operations in its Annual Report on Form 10-K.

STOCK GRANTS/LONG-TERM INCENTIVES
As noted above, in 2012, the Compensation Committee established specific long-term incentive targets for the NEOs based on position in the Company for grants to be made under the Equity Incentive Plan approved by the Shareholders in 2010, and the subsequent plan, which was approved by the Shareholders in 2020.
Grants for 2024 performance under the Long-Term Incentive Program were awarded on January 30, 2025 and were based on the previous day’s closing price for the Company’s common stock of $26.01 per share. All grants have three-year cliff vesting with the exception of Ms. Norton’s which vest on February 10, 2025. The detail on these grants can be found on page 32.

34	The First Bancorp, Inc.	2025 Proxy Statement

Grants for 2023 performance under the Long-Term Incentive Program were awarded on January 30, 2024 and were based on the previous day’s closing price for the Company’s common stock of $26.22 per share. All grants have three-year cliff vesting with the exception of Ms. Norton’s which have a one-year vesting period. The detail on these grants can be found on page 32.
Grants for 2022 performance under the Long-Term Incentive Program were awarded on January 26, 2023, and were based on the previous day’s closing price for the Company’s common stock of $29.30 per share. All grants have three-year cliff vesting with the exception of Ms. Norton’s which have a two-year vesting period. The detail on these grants can be found on page 33.

OTHER COMPENSATION
In 2024, there were no additional compensation items for the NEOs other than those detailed in the Executive Compensation
Tables beginning on page 37 for CEO McKim, EVP Norton, EVP Elder, EVP Tolman, and EVP Nicholson.

VII. OTHER BENEFITS

401(K) AND OTHER BENEFITS
The Company’s primary retirement plan is a 401(k) Plan. It is available to any employee who has attained the age of 18 and completed six months of continuous service with the Company. The Company typically provides a match at 50% of employee deferrals to the extent that the deferral does not exceed 6% of eligible compensation. In 2020, the Company converted to a Safe Harbor 401(k) plan. Under the Safe Harbor rules the Company makes a 3.0% Safe Harbor contribution to all eligible employees annually. Employee and employer contributions are 100% vested at all times.

STOCK PURCHASE PLAN
The Company has a stock purchase plan available to all employees and Directors that provides an opportunity to purchase shares of Company stock through payroll deduction. Directors may elect to have up to 100% of their fees applied to stock purchases under the stock purchase plan. The purchase price is at the fair market value of the shares without a commission as determined by the NASDAQ closing price on the day the shares are purchased.

SEVERANCE AND CHANGE OF CONTROL BENEFITS
The Company does not have any employment agreements with any of the executives of the Company, and no contractual or
Company policy commitments exist with respect to severance or change of control benefits.

COMPANY VEHICLE
Employees are provided mileage reimbursement for business travel when using their own vehicles. For certain NEOs a Company-owned vehicle may be provided subject to approval of the Compensation Committee. The non-business use of the vehicle is taxable income to the executive and is included as part of the executive’s total compensation. In 2024 the only executive with a Company-provided vehicle was CEO McKim.

BANK-OWNED LIFE INSURANCE
The Company may purchase a single-premium life insurance policy on the life of an executive with a split dollar benefit divided between the Company and the executive’s estate. The Company believes that Bank Owned Life Insurance is a good investment option for the Company and also provides key man protection upon the untimely death of a senior executive. The cash surrender value is an asset of the Company.

SUPPLEMENTAL LONG-TERM DISABILITY INSURANCE
In 2010, the Company purchased supplemental long-term disability insurance policies for the five most highly compensated executives at the time. CEO McKim is the only executive currently remaining with the Company that is covered by this policy. This insurance was purchased as a group policy through
Union Central Insurance and is intended to assist with any shortfalls that may exist due to the insurance caps applicable to the Company’s overall group policy. The Company continues to review this benefit along with all other Company benefits on an annual basis.

The First Bancorp, Inc.	2025 Proxy Statement	35

VIII. STOCK OWNERSHIP GUIDELINES

On October 17, 2012, the Compensation Committee voted to establish stock ownership guidelines applicable to Directors, NEOs, and other executives as recommended by the President and CEO and approved by the Compensation Committee.
Executives and Directors are expected to maintain ownership (by Company grant and individual ownership) of at least the following amounts of the Company’s stock:

Participant	Required Value or Number of Shares
Directors	5,000 shares
President and CEO	2x base salary
Named Executive Officers (other than the CEO)	1x base salary
As of December 31, 2024, all Directors and NEOs met the above stock ownership guidelines except for Director Kachmar who joined the Board in February 2025. Until the ownership guideline is achieved, 75% of Director Kachmar’s director fees will be paid in Company stock.

36	The First Bancorp, Inc.	2025 Proxy Statement

IX. EXECUTIVE COMPENSATION TABLES AND NARRATIVE

SUMMARY COMPENSATION TABLE
The following Summary Compensation Table sets forth the cash and non-cash compensation for each of the last three fiscal years earned by the Principal Executive Officer (“PEO”) the Principal Financial Officer as well as the three other highest paid active Executive Officers in fiscal 2024.
Name and Principal Position	Year	Salary ($)	Short-Term Bonus ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Tony C. McKim President and Chief Executive Officer	2024	812,000	299,042	243,600	23,739	1,378,381
	2023	775,000	226,068	232,500	22,653	1,256,221
	2022	670,000	300,145	201,000	21,108	1,192,253
Susan A. Norton Executive Vice President and Chief Administrative Officer	2024	330,000	75,882(1)	66,000	20,230	492,112
	2023	315,000	60,891	63,000	19,289	458,180
	2022	285,000	85,852	87,620	17,455	475,927
Richard M. Elder Executive Vice President and Chief Financial Officer	2024	325,000	60,536	65,000	19,793	470,329
	2023	310,000	50,237	62,000	19,289	441,526
	2022	275,000	82,496	55,000	17,455	429,951
Sarah J. Tolman Executive Vice President and Chief Banking Officer	2024	295,000	55,684	59,000	17,806	427,490
	2023	280,000	45,303	56,000	16,898	398,201
	2022	255,000	79,714	51,000	15,391	401,105
Jonathan W. Nicholson Executive Vice President and Chief Lending Officer	2024	295,000	66,896	59,000	17,700	438,596
	2023	265,000	53,790	53,000	15,900	387,690
	2022	240,000	76,635	48,000	14,400	379,035

(1)
For 2024, Ms. Norton was awarded an additional cash bonus of $7,127 in recognition of her service, prior to her retirement.

(2)
For 2022, the stock awards column includes an additional 1,000 shares awarded to Ms. Norton for performance in 2022. These shares were awarded on February 6, 2023, at the prior day’s closing price of $30.62.

(3)
All Other Compensation is detailed in the table below and includes the following:

401(k) Match and Additional Contributions. In all years, the Company provided a match at 50.0% of employee deferrals to the extent that the deferral does not exceed 6.0% of eligible compensation. In 2020 the Company converted to a Safe Harbor 401(k) plan. Under the Safe Harbor requirements, a Safe Harbor contribution of at least 3.0% must be provided annually. In 2024, 2023, and 2022, a 3.0% Safe Harbor contribution was provided to eligible employees. All 401(k) match and additional contributions are subject to the IRS regulations that govern the maximum amount of an Officer’s earnings which are eligible to be considered for the match and profit share components of compensation.
Company-Owned Vehicle. The amounts shown include the value of personal use for Company-owned vehicles by the Named Executives, where applicable.
Economic Value of Life Insurance. The amounts shown include the value of the Named Executives’ portion of policies provided by Life Insurance Endorsement Split Dollar Plan agreement for Bank Owned Life Insurance.

The First Bancorp, Inc.	2025 Proxy Statement	37

NEO	Year	401(k) Matching Contribution ($)	401(k) Safe Harbor Contribution ($)	Company-Owned Vehicle ($)	Economic Value of Life Insurance ($)
Tony C. McKim	2024	10,350	10,350	2,340	699
	2023	9,900	9,900	2,204	649
	2022	9,150	9,150	2,204	604
	2021	8,700	8,700	2,204	590
Susan A. Norton	2024	9,900	9,900	—	430
	2023	9,900	9,900	—	389
	2022	9,150	9,150	—	355
	2021	8,700	8,700	—	360
Richard M. Elder	2024	9,750	9,750	—	293
	2023	9,900	9,900	—	271
	2022	9,150	9,150	—	252
	2021	8,700	8,700	—	266
Sarah J. Tolman	2024	8,850	8,850	—	106
	2023	9,900	9,900	—	98
	2022	9,150	9,150	—	91
	2021	8,700	8,700	—	88
Jonathan W. Nicholson	2024	8,850	8,850	—	—
	2023	9,900	9,900	—	—
	2022	9,150	9,150	—	—
	2021	8,700	8,700	—	—
STOCK-BASED COMPENSATION
At the 2020 Annual Meeting, shareholders approved the 2020 Equity Incentive Plan (the “2020 Plan”). This plan reserved 400,000 shares of Common Stock for issuance in connection with stock options, restricted stock awards and other equity-based awards to attract and retain the best available personnel, provide additional incentive to officers, employees and non-employee Directors and promote the success of our business. Such grants and awards will be structured in a manner that does not encourage the recipients to expose the Company to undue or inappropriate risk. Options issued under the 2020 Plan will qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code. Other compensation under the 2020 Plan will qualify as performance-based for purposes of Section 162(m) of the Internal Revenue Code and will satisfy NASDAQ guidelines relating to equity compensation. Currently, the Plan is only being used for the issuance of restricted stock.
In 2023, awards of 33,610 shares of restricted stock were made under the 2020 Plan representing Long-Term Incentives based on 2022 performance. These awards included 15,065 shares granted to the five NEOs and 5,145 shares granted to other executives. All of the NEOs’ shares have cliff vesting on the third anniversary of the grant with the exception of Ms. Norton’s shares which vest in two years. In addition, awards of 11,400 shares were made in 2023 to a group of management based on 2022 performance with vesting periods of three years.
In 2024, awards of 32,859 shares of restricted stock were made under the 2020 plan representing Long-Term incentives based on 2023 performance. These awards included the 17,794 shares granted to the five NEOs as detailed in the table below and 4,890 granted to other executives. All of the NEOs shares have cliff vesting on the third anniversary of the grant with the exception of Ms. Norton’s which vest in one year.

	Grants of Plan-Based Awards for 2024(1)
Name	Grant Date	All Other Stock Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Tony C. McKim	1/30/2024	8,868	—	—	232,500
Susan A. Norton	1/30/2024	2,403	—	—	63,000
Richard M. Elder	1/30/2024	2,365	—	—	62,000
Sarah J. Tolman	1/30/2024	2,136	—	—	56,000
Jonathan W. Nicholson	1/30/2024	2,022	—	—	53,000

(1)
The numbers of shares in this table do not include awards made on January 30, 2025, which are disclosed in previous tables and considered part of 2024 compensation.

38	The First Bancorp, Inc.	2025 Proxy Statement

The following table of Outstanding Equity Awards at Fiscal Year End presents all restricted stock grants provided to the five NEOs that were not vested as of December 31, 2024, and all outstanding stock awards as of the same date:
Officer	Date Granted	Number of Shares that have Not Vested	Market Value of Shares that have not Vested
Tony C McKim	1/27/2022	5,597	$153,077.95
Tony C McKim	1/26/2023	6,861	$187,648.35
Tony C McKim	1/30/2024	8,868	$242,539.80
Total		21,326	$583,266.10
Susan A Norton	1/27/2022	1,637	$44,771.95
Susan A Norton	1/26/2023	1,946	$53,223.10
Susan A Norton	2/06/2023	1,000	$27,350.00
Susan A Norton	1/30/2024	2,403	$65,722.05
Total		6,986	$191,067.10
Richard M Elder	1/27/2022	1,530	$41,845.50
Richard M Elder	1/26/2023	1,878	$51,363.30
Richard M Elder	1/30/2024	2,365	$64,682.75
Total		5,773	$157,891.55
Sarah J Tolman	1/27/2022	1,459	$39,903.65
Sarah J Tolman	1/26/2023	1,741	$47,616.35
Sarah J Tolman	1/30/2024	2,136	$58,419.60
Total		5,336	$145,939.60
Jonathan Nicholson	1/27/2022	1,346	$36,813.10
Jonathan Nicholson	1/26/2023	1,639	$44,826.65
Jonathan Nicholson	1/30/2024	2,022	$55,301.70
Total		5,007	$136,941.45
The following table of Options Exercised and Stock Vested presents the shares awarded to Named Executive Officers that became vested in 2024. There are no stock option awards outstanding.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Tony C. McKim	—	—	7,073	186,656
Susan A. Norton	—	—	2,050	54,100
Richard M. Elder	—	—	1,845	48,690
Sarah J. Tolman	—	—	1,829	48,267
Jonathan W. Nicholson	—	—	1,204	31,774
The following table summarizes the Company’s 2020 Equity Incentive Plan as of December 31, 2024:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	—	—	270,381
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	—	—	270,381

(1)
The number of shares in this table does not include awards made on January 30, 2025, which are disclosed in previous tables and considered part of 2024 compensation.

OTHER EMPLOYEE BENEFITS
The Bank provides all full-time employees with group life, health, short and long-term-disability insurance, along with Travel and Felonious Assault (TAFA) Insurance. A Flexible
Benefits Plan is available to all full-time employees after satisfying eligibility requirements and to part-time employees scheduled to work an average of at least 30 hours per week.

The First Bancorp, Inc.	2025 Proxy Statement	39

X. COMPENSATION POLICIES AND PRACTICES

COMPENSATION PROGRAMS
The Company has four primary means of compensating its employees: base pay, the Stakeholder Bonus Program, the short-term incentive plan, and the equity-based long-term incentive plan. Full details on these programs are provided in the Compensation Discussion and Analysis. A summary is provided below.
Base Pay:   Base salary is used to recognize the experience, skills, and responsibilities of all of the Company’s employees, including its Named Executive Officers. To determine appropriate levels of base pay for employees other than NEOs, the Company participates in a salary survey conducted by Pearl Meyer. This survey, conducted of financial institutions in New England provides much of the information needed to determine base pay for hourly employees, line supervisors and members of middle management. In 2024, the Company also utilized the Pearl Meyer’s Northeast Banking survey to provide further guidance on base pay for these groups of employees. For the average employee of the Company, it is expected that total compensation will be comprised of base pay, equaling 85% to 90% of total compensation, and that the Stakeholder Bonus Program will be 5% to 15% of total compensation. The total compensation mix for NEOs is detailed in the Compensation Discussion and Analysis.
Stakeholder Bonus Program:   The other key component of compensation for most employees is the Stakeholder Cash Bonus program. This program is not available to NEOs and certain other senior officers. The Stakeholder program was originally implemented in 1994 and is available to all eligible employees. This element of the performance compensation program is designed to support the long-term viability of the Company and increase shareholder value. It addresses these objectives by tying the performance payout to multiple goals which include profitability, growth, productivity, and loan quality. The guiding principle is to reach a balance of these goals, which should collectively have a positive impact on maximizing long-term shareholder value without incentivizing employees to take undue risk. The Compensation Committee believes that this performance-based program provides a reward for high levels of current performance without sacrificing the achievement of long-term goals. Each year specific key performance indicators are chosen along with Company-wide financial performance trigger levels. The objective of the program is to align the performance of employees with the Company’s short- and long-term objectives so neither set of goals is sacrificed for the other.
Short-Term Incentive Plan:   In 2012, the Board of Directors approved a short-term incentive plan for the five NEOs and certain other senior officers of the Company. This element of the compensation program is specifically designed to ensure clarity of expectations in terms of expected results on a short-term basis, to recognize and reward achievement of annual business goals, and to motivate and reward superior performance. This program also ensures that incentives are appropriately risk-balanced in that they do not motivate, or reward excessive risk taking, and ensures that the Company is competitive with the market in order to attract and retain talent needed to grow the Company. The short-term incentive is intended to be a cash bonus.
Long-Term Incentive Plan:    At the 2020 Annual Meeting, the Company’s Shareholders voted to establish an equity-based long-term incentive plan which grants authority to issue stock options, restricted stock, and other equity-based grants to retain existing high-performing employees and to attract new members to the Management team should the need arise. The purpose of this plan is to incentivize executives through equity ownership and align their interests with those of the shareholders while providing longer-term incentives tied to overall Company performance. It is among the objectives of this plan that, by having a portion of the executive’s compensation tied to the performance of the Company’s stock, the individual will be rewarded for enhancing long-term shareholder value.
The mid- to long-term outlook of this type of compensation serves as a balance to the short-term rewards of base compensation and the short-term incentive plan. Stock options and restricted stock grants are also intended to encourage an executive to remain with the Company. The value of the equity award granted reflects the executive’s position in the organization, level of responsibility, impact on the Company’s performance and actual performance in meeting individual performance goals.
Miscellaneous Compensation:   In addition to the compensation elements outlined above, the Company also offers a small cash bonus for successful hiring referrals and for referrals to the Company’s investment management and financial services division.

40	The First Bancorp, Inc.	2025 Proxy Statement

COMPENSATION POLICIES, PRACTICES AND RISK MANAGEMENT
Management does not believe that the Company’s compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company. Incentive compensation is not tied to individual production volumes or other short-term measures but is instead focused on a balance of measures which reward enhancing the Company’s long-term viability and performance. The Company has extensive risk monitoring and robust internal controls, and internal and external audit activities provide a deterrent against and a means of detecting such risk-increasing behaviors.

COMPENSATION COMMITTEE CERTIFICATION
During 2024, the Compensation Committee met with Senior Risk Officer, Tony C. McKim, to review the Company’s overall compensation program for all employees as well as for NEOs. Meetings were held on January 24, 2024, July 25, 2024 and October 31, 2024. The overall risk of the Bank’s compensation programs was discussed at the meeting on January 24, 2024. After discussing with Mr. McKim, and a thorough review of the
Company’s compensation programs, the Committee concluded that the compensation program for all employees, including NEOs, is balanced, aligning employees’ interests with those of shareholders, and is not reasonably likely to have a material adverse effect on the Company, including by incentivizing undue risk-taking.

USE OF COMPENSATION CONSULTANTS
The Compensation Committee contracted with Pearl Meyer in 2024 to conduct a comprehensive analysis of total compensation for the Company’s Named Executive Officers as well as for other selected members of Management. The Bank also participated in Pearl Meyer’s salary survey for New England banks to determine salary ranges for other levels of employees as detailed above.

CEO PAY RATIO CALCULATION
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Regulation S-K (Item 402(u)), the Company calculated the total 2024 compensation of Tony C. McKim, President and Chief Executive Officer, and compared that compensation to that of the Company’s ‘median employee’. These calculations and the corresponding comparison were based on total compensation for all employees (other than Mr. McKim) as of December 31, 2024, by aggregating annual wages (including paid time off), the annual bonus paid under the Company’s Stakeholder bonus plan, any other bonuses paid for sales referrals, attendance, etc., and the 401(k) match paid by the Company. The end result was compared with the total compensation of Mr. McKim found on page 37. The Company believes that the ratio of pay included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Based on this comparison, the total 2024 compensation of the President/CEO of the Company which was $1,378,381 is 20.89 times that of the total 2024 compensation of the median employee, which was $65,970. Because a limited number of our employees receive equity compensation, we did not consider this element in calculating the compensation of our employees other than Mr. McKim for purposes of this pay ratio.

SAY-ON-PAY
At the 2024 Annual Meeting, Shareholders were asked to approve (on a non-binding basis) the compensation of the
Company’s executives. The following table presents the results of the voting:

For	Against	Abstain	Broker Non-Vote
7,538,051	195,775	78,820	1,431,417
The Board of Directors and the Compensation Committee were mindful of this vote as they considered compensation decisions made after the 2024 Annual Meeting and re-examined overall compensation strategies and philosophy. Based on the lowest percentage of Say-on-Pay yes votes in recent years of
88%, the Board feels that this level of support is an indication of the Shareholders satisfaction with and their support of the Company’s executive compensation program. In 2020 the Shareholders voted to select an annual frequency of future shareholder compensation votes.

The First Bancorp, Inc.	2025 Proxy Statement	41

XI. PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the Company is required to provide annual disclosure of certain information regarding the relationship between compensation actually paid to our CEO and other NEOs and our financial performance.
The following table sets forth information required by Item 402(v) of Regulation S-K for each of the last five recently completed fiscal years, including: (i) the total compensation earned by our PEO (as reported on our Summary Compensation Table),
(ii) the compensation “actually paid” to our PEO (calculated in accordance with Regulation S-K), (iii) the average of the total compensation earned by our other NEOs (calculated based upon our Summary Compensation Table), (iv) the average compensation “actually paid” to our other NEOs (calculated in accordance with Regulation S-K), (v) our total shareholder return, (vi) the total shareholder return of our peer group, (vii) our net income, and (viii) a Company selected measure of performance:

	Summary Compensation Table For PEO’s	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to NON-PEO NEOs (2)	Total Shareholder Return (TSR) (3)	TSR of Peer Group (3,4)	Net Income	Company Selected Measure – Return on Average Tangible Common Equity (5)
Year(1)	$(000s)	$(000s)	$(000s)	$(000s)	$	$	$(000s)
2024	1,378	1,353	457	449	116.01	121.75	27,045	12.35%
2023	1,256	1,191	421	412	113.17	108.08	29,519	14.58%
2022	1,192	1,143	422	401	113.83	116.73	38,990	19.15%
2021	1,148	1,305	398	419	114.32	116.64	36,269	17.64%
2020	1,043	977	392	354	88.44	83.37	27,129	14.29%

(1)
For each of the years presented above, our PEO was Tony C. McKim. In 2020 our other NEOs were Susan A. Norton, Richard M. Elder, Sarah J. Tolman, and Charles A. Wootton. In 2021, 2022, 2023 and 2024 our other NEOs were Susan A. Norton, Richard M. Elder, Sarah J. Tolman and Jonathan W. Nicholson.

(2)
The table below details amounts deducted and added to calculate Average Compensation Actually Paid to the PEO and non-PEO NEOs.

(3)
TSR is calculated based on a fixed investment of $100 made at the closing price as of December 31, 2019, for the period ending December 31 of each year in the table above, assuming reinvestment of all cash dividends and retention of all stock dividends.

(4)
Peer group as defined on Page 25 under Compensation Benchmarking. Peer group TSR is a weighted average based upon market capitalization. To smooth out potential aberrations, peer companies with the highest and lowest TSR have been removed from each year's calculation. In 2024 Cambridge Bancorp and Codorus Valley Bancorp, Inc. were acquired. They were replaced in the peer group by Peoples Financial Services Corp. and Fidelity D&D Bancorp, Inc.

(5)
Return on Average Tangible Equity calculation is Net Income divided by Average Tangible Equity. See Appendix A for further detail.

	2020		2021		2022		2023		2024
Reconciliation of Compensation Actually Paid	PEO $(000s)	Average of Non-PEO NEOs $(000s)	PEO $(000s)	Average of Non-PEO NEOs $(000s)	PEO $(000s)	Average of Non-PEO NEOs $(000s)	PEO $(000s)	Average of Non-PEO NEOs $(000s)	PEO $(000s)	Average of Non-PEO NEOs $(000s)
Total Compensation per Summary Compensation Table (SCT)	1,043	392	1,148	398	1,192	422	1,256	421	1,378	457
Less: Value of Stock Grants reported in SCT	(204)	(52)	(183)	(49)	(201)	(60)	(233)	(59)	(244)	(62)
Plus: Year-End Value of Stock Grants Awarded in Fiscal Year that are Unvested and Outstanding	179	39	269	54	168	45	194	58	243	61
Plus: Change in Fair Value of Prior Year Awards that are Unvested and Outstanding	(41)	(24)	63	26	(18)	(6)	(22)	(6)	(11)	(3)
Plus: Change in Fair Value of Prior Year Awards that Vested this Year	—	(1)	7	(11)	3	2	(4)	(3)	(13)	(3)
“Compensation Actually Paid” for Year Shown	977	354	1,305	419	1,143	401	1,191	412	1,353	449

42	The First Bancorp, Inc.	2025 Proxy Statement

Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Executive Compensation — Compensation and Analysis,” our executive compensation plan rewards annually the achievement of established long-term and strategic goals and aligns executives’ interests with those of Shareholders and the long-term interests of the Company. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphs that describe the relationships between information presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID AND CUMULATIVE TSR
The following graph describes the relationship between the amount of compensation actually paid to Mr. McKim and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. McKim) to our cumulative TSR and our peer group’s TSR over the five years presented in the table.

The First Bancorp, Inc.	2025 Proxy Statement	43

COMPENSATION ACTUALLY PAID AND NET INCOME
The following graph describes the relationship between the amount of compensation actually paid to Mr. McKim and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. McKim) and our net income over the five years presented in the table.

COMPENSATION ACTUALLY PAID AND RETURN ON AVERAGE TANGIBLE COMMON EQUITY
The following graph describes the relationship between the amount of compensation actually paid to Mr. McKim and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. McKim) and our return on average tangible common equity over the five years presented in the table.

44	The First Bancorp, Inc.	2025 Proxy Statement

Tabular List of Financial Performance Measures
The performance measures below were used for the year ended 2024 and represent the most important financial measures used by the Company to link compensation paid to the NEOs, including the PEO, during the most recent fiscal year to the Company’s performance. The following unranked list of Financial Performance Measures applies to each NEO, including the PEO:

Return on Average Tangible Common Equity
Total Shareholder Return
Net Income
Efficiency Ratio
For further information regarding our compensation philosophy and how our executive compensation aligns with performance, refer to the discussion under “Compensation Discussion and Analysis” beginning on page 22
XII. REPORT OF THE COMPENSATION COMMITTEE

To the Board of Directors of The First Bancorp, Inc.:
The Compensation Committee of The First Bancorp, Inc. certifies that:
1.
It has reviewed with the Senior Risk Officer the Named Executive Officer (“NEO”) compensation plans and has made all reasonable efforts to ensure that these plans do not encourage NEOs to take unnecessary and excessive risks that threaten the value of The First Bancorp, Inc.

2.
It has reviewed with the senior risk officer the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to The First Bancorp, Inc.

3.
It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of The First Bancorp, Inc. to enhance the compensation of any employee.

4.
It has reviewed and discussed with Management of the Company the Compensation Discussion and Analysis disclosures contained in this Proxy Statement.

5.
Based on the review described in (4) above, it recommended to the Company’s Board of Directors that such Compensation Discussion and Analysis disclosures be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Stuart G. Smith, Chair
February 27, 2025
Cornelius J. Russell
February 27, 2025

Kimberly S. Swan
February 27, 2025
Bruce B. Tindal
February 27, 2025

The First Bancorp, Inc.	2025 Proxy Statement	45

Audit Matters
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
BerryDunn McNeil & Parker, LLC has served as independent auditor for the Company and the Bank since 1993. BDMP Assurance, LLP was formed in 2024. Collectively the two independent entities operate under the brand name of BerryDunn. BDMP Assurance, LLP, a licensed CPA firm, will provide attest services for BerryDunn beginning in 2025. In the opinion of the Board of Directors, the reputation, qualifications, and experience of the firm make its reappointment appropriate for 2025. It is the desire of the Board of Directors and the Audit Committee that the appointment of BerryDunn as independent auditors be ratified by the Shareholders at the Annual Meeting.
Representatives from BerryDunn will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Shareholders.
This proposal will be adopted if the number of shares voted in favor of the proposal exceeds the number of shares voted against the proposal. Broker non-votes and abstentions will not be included in either total.

Audit Fees and Services
	Fiscal Year Ended December 31,
Name	2024 ($)	2023 ($)
Audit fees(1)	228,000	222,000
Audit-related fees	—	—
Tax fees(2)	27,000	26,000
All other fees(3)	15,000	24,000
Total fees	270,000	272,000

(1)
Audit fees represent the aggregate fees for professional services rendered by the principal accountant, BerryDunn, for the audit of the Company’s annual financial statements, audit of the Company’s internal control over financial reporting and review of interim financial statements included in the Company’s Form 10-K and Form 10-Q filings.

(2)
Tax fees represent the aggregate fees for professional services rendered by BerryDunn for tax compliance, tax advice and tax planning. The nature of the services comprising the fees disclosed under this category are preparation of federal and state tax returns, review of estimated tax payments, review of compliance with information reporting requirements, and tax planning.

(3)
All other fees represent the aggregate fees billed for services provided by BerryDunn, other than the services reported in “audit fees” and “tax fees.”. The nature of the services comprising the fees disclosed under this category is related to employee benefit plan audits and routine consulting.

None of the services described above were provided under the de minimis exception set forth in Rule 2-01 (c)(7)(i)(C).
All of the hours expended on BerryDunn’s engagement to audit the Company’s financial statements for the most recent fiscal year were attributed to work performed by BerryDunn full- time permanent employees.
As provided for in the Company’s Audit Committee Charter, the Audit Committee pre-approves, or adopts appropriate procedures to pre-approve, all audit and non-audit services to be provided by the Company’s independent auditors.

46	The First Bancorp, Inc.	2025 Proxy Statement

Report of the Audit Committee
To the Board of Directors of The First Bancorp, Inc.:
The Audit Committee has reviewed and discussed with Management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2024.
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee has received and reviewed the written disclosures from the independent registered public accounting firm regarding independence as required by the PCAOB and the SEC and has discussed with the independent registered public accounting firm its independence from the Company and Management. The Audit Committee also considered whether the services provided by the independent registered public accounting firm to the Company are compatible with maintaining the auditors’ independence. The Audit Committee concluded the independent registered public accounting firm is independent and qualifies to serve as the Company’s auditor.
Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Each of the members of the Audit Committee is independent as defined under the listing standards of NASDAQ.
The Company’s Audit Committee Charter, as adopted by the Board of Directors, can be accessed on the Company’s website at https://investors.thefirst.com/.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
F. Stephen Ward, Chair
Kimberly S. Swan
Bruce B. Tindal
February 27, 2025

The First Bancorp, Inc.	2025 Proxy Statement	47

Stock Ownership Information
Security Ownership of Directors, Management and Principal Shareholders
The following table sets forth the number of shares of Common Stock of the Company beneficially owned as of February 20, 2025 by:
(i)
each person known by the Company to own beneficially 5% or more of the Company’s Common Stock,

(ii)
each nominee for Director of the Company,

(iii)
the Named Executive Officers, and

(iv)
all Executive Officers and Directors of the Company as a group.

Except as otherwise indicated below, each of the Directors and Executive Officers and persons owning more than five percent of the Company’s stock has sole voting and investment power with respect to all shares of stock beneficially owned as set forth opposite their name.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
OWNERS OF 5% OR MORE
The Midwest Trust Company 5901 College Boulevard, Suite 100 Overland Park, Kansas	869,259	7.76%
BlackRock Fund Advisors(1) 400 Howard Street San Francisco, California	776,142	6.93%

(1)
Information regarding BlackRock Fund Advisors is based solely upon information obtained from NASDAQ.

Name of Beneficial Owner	Direct Holdings(1)	Spouse’s Holdings	Trustee for First Fruit Foundation	Trustee for Ruth Jones Foundation	Percentage Beneficially Owned
DIRECTORS
Robert B. Gregory	53,471	480	3,825	5,000	*
Ingrid H. W. Kachmar	1,000				*
Renee W. Kelly	10,147				*
Tony C. McKim	135,984				1.21%
Cornelius J. Russell	14,760				*
Stuart G. Smith(2)	119,452				1.07%
Kimberly S. Swan	15,520				*
Bruce B. Tindal	23,260	1,000			*
F. Stephen Ward(3)	44,613				*

*
Less than one percent of total outstanding shares

(1)
Direct holdings include sole ownership, joint ownership, DRIP, ESPP, Grants and 401(k) Shares

(2)
Includes 72,216 shares pledged as security.

(3)
Includes 20,718 shares pledge as security.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Number of Shares of Common Stock Indirectly Owned	Percentage Beneficially Owned
EXECUTIVES
Susan A. Norton(2)	33,361	494	*
Richard M. Elder	29,030		*
Jonathan W. Nicholson	15,622		*
Sarah J. Tolman	17,704		*
Total ownership of all directors and executive officers as a group (18 persons)	563,531		5.09%

*
Less than one percent of total outstanding shares

(1)
Beneficially Owned shares include sole ownership, joint ownership, DRIP, ESPP, Grants and 401(k) Shares

(2)
Ms. Norton retired on February 14, 2025.

48	The First Bancorp, Inc.	2025 Proxy Statement

In 2024, the Board of Directors approved an Insider Trading Policy governing the purchase, sale, and other dispositions of the Company’s common stock by directors, officers, and employees of the Company which is reasonably designed to promote compliance with insider trading laws, rules, and regulations. The policy sets forth pre-clearance procedures for Directors and certain employees, and disallows transactions designed to hedge or offset any decrease in the market value of the Company's common stock. The policy can be found as Exhibit 19.1 in the 10-K filed March 8, 2024.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that the Company’s Directors, Executive Officers, and any person holding more than ten percent of the Company’s Common Stock file with the SEC reports of ownership changes, and that such individuals furnish the Company with copies of the reports.
Based solely on a review of the reports furnished to the Company, or written representation from reporting persons that all reportable transactions were reported, the Company believes that during the fiscal year ended December 31, 2024, the Company’s Directors, Executive Officers, and greater than ten percent owners timely filed all reports they were required to file under Section 16(a) except for Director Gregory who gifted shares on July 18, 2024. A filing has since been made with respect to such transaction.

The First Bancorp, Inc.	2025 Proxy Statement	49

Additional Information
Information about the Annual Meeting and Voting
This Proxy Statement is being furnished to Shareholders of The First Bancorp, Inc. (the “Company”), the parent company of First National Bank (the “Bank”), in connection with the solicitation of Proxies on behalf of the Board of Directors, to be used at the Annual Meeting of Shareholders of the Company to be held:

When	Where	Record Date
Wednesday, April 30, 2025 11:00 a.m. Eastern Daylight Time	Virtually at www.virtualshareholdermeeting.com/ FNLC2025	February 20, 2025
This Proxy Statement is first being mailed to Shareholders on March 18, 2025. This solicitation is made by the Company, which will bear the expenses thereof.
The Proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each Proxy received will be voted FOR the nominees for Directors described herein, FOR approval of the matters described previously and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as Proxies; provided, however, that broker non-votes will not be voted in favor of the election of Directors.
Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 30, 2025
The First Bancorp’s annual report to shareholders and proxy statement are available at http://materials.proxyvote.com/31866P
PURPOSE OF THE ANNUAL MEETING AND BOARD VOTING RECOMMENDATIONS

Proposals		Board Recommendation	For More Information, See Page
1	Election of NINE director nominees to serve for a one-year term	FOR each nominee	6
2	Approval, on an advisory basis, of the compensation of our named executive officers (Say-on-Pay)	FOR	21
3	Ratification of the Audit Committee’s selection of BDMP Assurance, LLP as our independent auditors for 2025	FOR	46
	Transaction of such other business as may properly come before the meeting or any adjournment thereof
As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than Proposals 1 through 3, noted above.
50	The First Bancorp, Inc.	2025 Proxy Statement

WHO CAN ATTEND THE ANNUAL MEETING

Only Shareholders of record at the close of business on the record date of February 20, 2025 are entitled to receive notice of and to vote the shares of our common stock that they held on that date. On the Voting Record Date, there were 11,195,768 shares of Common Stock of the Company issued and outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented thereat.
In order to allow our out of state shareholders to easily attend the meeting, the Board of Directors voted to hold the Annual Shareholder Meeting virtually this year. To attend and participate in the Virtual Annual Meeting, you will need the 16-digit control number included on your proxy card or the instructions that accompanied your proxy materials. The control number will allow you to access the meeting materials, to vote at the meeting, and to ask questions. Shareholders may present questions prior to the meeting to Carrie Warren, the Inspector of Election at carrie.warren@thefirst.com or post questions any time during the meeting. Any questions will be answered in the order in which they were received upon the completion of Management’s presentation. Should a shareholder have technical difficulties during the meeting, a toll-free technical support line will be available.
The entire meeting including any questions posed by Shareholders will be available for viewing 24 hours after the conclusion of the meeting and for up to one year after.

HOW TO VOTE

Regardless of the number of shares you own your vote is important. Whether or not you expect to attend the meeting, the prompt return of your proxy will save follow-up expenses and assure the proper representation of your shares. You may revoke your proxy if you so desire at any time before it is voted.
Have your proxy card or voting instruction form with your 16-digit control number and follow the instructions.

	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL	AT THE MEETING
REGISTERED HOLDERS	www.proxyvote.com, 24/7	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Mark, date, sign and promptly return the enclosed proxy card, using the postage-paid envelope provided	Attend the virtual annual meeting and cast your ballot online
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com, 24/7	Within the United States and Canada, 1-800-454-8683 (toll-free)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available	Attend the virtual annual meeting and cast your ballot online
DEADLINE

Vote by 11:59 P.M. ET on 04/29/2025 for shares held directly and by 11:59 P.M. ET on nominee 04/27/2025 for shares held in a Plan.
If you are a beneficial owner, please refer to information provided by your broker, bank or other nominee.

The First Bancorp, Inc.	2025 Proxy Statement	51

BROKER NON-VOTES

Shares held in “street name” by banks, brokers or other nominees who indicate on their proxy cards that they do not have discretionary authority to vote such shares as to a particular matter, which we refer to as “broker non-votes,” will be counted for the purpose of determining whether a quorum exists but will not be considered as present and entitled to vote with respect to a particular matter unless the beneficial owner(s) of the shares instructs such record holder how to vote such shares.

VOTING REQUIREMENTS

Proposal		Vote Requirement	Effect of Abstentions and Broker Non-Votes
1	Election of Directors	The vote of the holders of a majority of the outstanding shares of stock entitled to vote at the meeting	• Broker non-votes: the effect of a vote against • Abstentions: the effect of a vote against
2	Say-on-Pay
The affirmative vote of the holders of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote; this vote is advisory so it will not be binding upon the Company’s Board of Directors
• Broker non-votes: no effect • Abstentions: the effect of a vote against
3	Ratification of Appointment of Auditor	The affirmative vote of the holders of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote.	• Broker non-votes: no effect • Abstentions: the effect of a vote against
HOW TO CHANGE YOUR VOTE

Any Shareholder giving a Proxy has the power to revoke it at any time before it is exercised by:
1.
filing with the Clerk of the Company a written notice thereof, to:

Christopher J. Austin The First Bancorp, Inc. Post Office Box 940 223 Main Street Damariscotta, Maine 04543
2.
submitting a duly executed Proxy bearing a later date; or

3.
attending the Virtual Annual Meeting and vote using the voting button.

Whether you are a stockholder of record, or a beneficial owner of shares held in street name, your attendance at the Annual Meeting will not automatically revoke your proxy.

HOW THE VOTES WILL BE COUNTED

Carrie A. Warren, our Inspector of Election, will tabulate the votes while a representative of Broadridge, the Company’s transfer agent, will certify the votes.

52	The First Bancorp, Inc.	2025 Proxy Statement

HOW TO FIND THE RESULTS OF THE VOTING AFTER THE ANNUAL MEETING

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.
Information about Shareholder Proposals
The deadline to submit a proposal for inclusion in our proxy materials for the 2025 Annual Meeting has passed. To be considered for inclusion in next year’s proxy materials, shareholder proposals submitted pursuant to Rule 14a-8 must be submitted to the Board in a writing addressed to Clerk, The First Bancorp, Inc. Post Office Box 940, 223 Main Street, Damariscotta, Maine 04543 by November 18, 2025. For proposals submitted outside of the Rule 14a-8 process, including nominations for directors and solicitation of proxies (which are also subject to notice and other requirements set forth in Rule 14a-19), our Bylaws establish advance notice procedures that shareholders must follow to propose a matter for action by the stockholders at an Annual Meeting. Such proposals must be received by November 18, 2025 (i.e., 120 days before the date that falls one year after the date on which this Proxy Statement is released to stockholders), provided that if next year’s annual meeting is held more than 30 days before or after such anniversary date, then notice shall be deemed timely if received not later than ten days after the Company first announces the intended date of the meeting through a press release, SEC filing, or otherwise.

Shareholder Communication with the Board
Shareholders and other parties interested in communicating directly with the Non-Management Chair of the Board or with other Non-Management Directors as a group may do so by writing to:
Board Chair The First Bancorp, Inc. Post Office Box 940 223 Main Street Damariscotta, Maine 04543
The Board approved a process requiring that all such addressed correspondence be reviewed by the Secretary to the Board. The Board Secretary, upon review of the correspondence, will forward to the Non-Management Chair all such correspondence that deals with the functions of the Board or committees thereof. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chair in accordance with procedures established by the Audit Committee with respect to such matters.

Accessing Company Financial Statements and Reports and Online Information
An annual report to Shareholders, including consolidated financial statements of the Company and its subsidiaries prepared in conformity with generally accepted accounting principles, is being distributed to all Company Shareholders of record as of the close of business on February 20, 2025 and is enclosed herewith.
Shareholders may obtain without charge a copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K.
Written requests should be directed to: Richard M. Elder, Treasurer The First Bancorp, Inc. Post Office Box 940, 223 Main Street Damariscotta, Maine 04543
Materials may also be accessed online at: http://materials.proxyvote.com/31866P

The First Bancorp, Inc.	2025 Proxy Statement	53

The First Bancorp, Inc.’s website address is https://investors.thefirst.com. All press releases, SEC filings and other reports or information issued by the Company are available at this website, as well as the Company’s:
•
Code of Ethics for Senior Financial Officers,

•
Code of Business Conduct and Ethics,

•
Corporate Governance Guidelines,

•
Audit Committee Charter,

•
Compensation Committee Charter,

•
Nominating & Governance Committee Charter, and

•
Environmental, Social & Governance Report

Other Matters
The Annual Meeting is called for the purposes set forth in this notice. Management is not aware of any other matter that will come before the meeting. However, if any other business should come before the meeting, your Proxy, if signed and returned, will give to the persons designated discretionary authority to vote according to their best judgment. It is the intention of the persons named in the Proxy in absence of contrary instructions in the to vote pursuant to the Proxy in accordance with the recommendations of Management.
By Order of the Board of Directors,

CHRISTOPHER J. AUSTIN
Clerk
Damariscotta, Maine March 18, 2025

54	The First Bancorp, Inc.	2025 Proxy Statement

Appendix
Certain information in this Proxy contains financial information determined by methods other than in accordance with GAAP. Management uses these “non-GAAP” measures in its analysis of the Company’s performance (including for purposes of determining the compensation of certain executive officers and other Company employees) and believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods and with other financial institutions, as well as demonstrating the effects of significant gains and charges in the current period, in light of the disclosure practices employed by many other publicly-traded financial institutions. The Company believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance.
Management believes that investors may use these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non- GAAP performance measures that may be presented by other companies.

Efficiency Ratio: The Company presents its efficiency ratio using non-GAAP information which is most commonly used by financial institutions. The GAAP-based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income and Comprehensive Income. The non-GAAP efficiency ratio excludes securities losses from noninterest expenses, excludes securities gains from noninterest income, and adds the tax-equivalent adjustment to net interest income. The following table provides a reconciliation between the GAAP and non-GAAP efficiency ratio:

	Years ended December 31,
Dollars in thousands	2024	2023
Non-interest expense, as presented	$47,156	$43,758
Net interest income, as presented	63,910	65,207
Effect of tax-exempt income	2,780	2,644
Non-interest income, as presented	16,355	15,437
Effect of non-interest tax-exempt income	185	176
Net securities gains	0	0
Adjusted net interest income plus non-interest income	$83,230	$83,464
Non-GAAP efficiency ratio	56.66%	52.43%
GAAP efficiency ratio	58.75%	54.26%
Average Tangible Common Equity: The Company presents certain information based upon average tangible common shareholders’ equity instead of total average shareholders’ equity. The difference between these two measures is the Company’s intangible assets, specifically goodwill from prior acquisitions. Management, banking regulators and many stock analysts use the tangible common equity ratio and the tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase accounting method in accounting for mergers and acquisitions. The following table provides a reconciliation of average tangible common shareholders’ equity to the Company’s consolidated financial statements, which have been prepared in accordance with GAAP:

The First Bancorp, Inc.	2025 Proxy Statement	55

	Years ended December 31,
Dollars in thousands	2024	2023
Average shareholders’ equity as presented	$249,786	$234,480
Less preferred stock (average)	0	0
Less intangible assets (average)	(30,817)	(30,843)
Average tangible common shareholders’ equity	$218,969	$203,637

Pre-Tax, Pre-Provision Net Income and Earnings Ratios: To provide period-to-period comparison of operating results prior to consideration of credit loss provision and income taxes, the non-GAAP measure of Pre-Tax, Pre-Provision (PTPP) Net
Income is presented. The following table provides a reconciliation PTPP Net Income to Net Income and the resulting earnings ratios:

	Years ended December 31,
Dollars in thousands	2024	2023
Net income, as presented	$27,045	$29,518
Add: provision for credit losses	525	1,184
Add: income taxes	5,539	6,184
PTPP Net Income	$33,109	$36,886
Average Assets	$3,049,624	$2,867,359
Average Tangible Common Equity	$218,969	$203,637
PTPP Return on Average Assets	1.09%	1.29%
PTPP Return on Average Tangible Common Equity	15.12%	18.11%

56	The First Bancorp, Inc.	2025 Proxy Statement

THE FIRST BANCORP, INC. C/O BROADRIDGEP.O. BOX 1342BRENTWOOD, NY 11717 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/29/2025 for shares held directly and by 11:59P.M. ET on 04/27/2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/FNLC2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/29/2025 for shares held directly and by 11:59 P.M. ET on 04/27/2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1.Election of DirectorsNominees 000 01) Robert B. Gregory02) Ingrid H. W. Kachmar03) Renee W. Kelly04) Tony C. McKim05) Cornelius J. Russell06) Stuart G. Smith07) Kimberly S. Swan08) Bruce B. Tindal09) F. Stephen WardThe Board of Directors recommends you vote FOR proposals 2 and 3.ForAgainst Abstain 2.To approve (on a non-binding basis), the compensation of the Company's executives, as disclosed in the Company's annual report and proxy statement.3.To ratify the Board of Directors Audit Committee's selection of BDMP Assurance, LLP, as independent auditors for the Company for 2025.NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.Please date and then sign exactly as name appears above. Only one joint tenant need sign. When signing as attorney, executor, administrator, trustee or guardian, or in any representative capacity, please give full title. 000000 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and 10K with Cover are available at www.proxyvote.comTHE FIRST BANCORP, INC.Virtual Annual Meeting of Stockholders April 30, 2025 11:00 AMThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Tony C. McKim and Richard M. Elder as Proxies, each with power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned as of the close of business on February 20, 2025, at the Virtual Annual Meeting of Stockholders to be held on Wednesday, April 30, 2025, or at any adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED ON BEHALF OF THE UNDERSIGNED STOCKHOLDER IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF MANAGEMENT WITH RESPECT TO ANY OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. HOWEVER SHARES HELD IN STREET NAME BY BANKS, BROKERS OR OTHER NOMINEES WHO INDICATE ON THEIR PROXY CARDS THAT THEY DO NOT HAVE DISCRETIONARY AUTHORITY TO VOTE SUCH SHARES AS TO A PARTICULAR MATTER, WHICH WE REFER TO AS “BROKER NON-VOTES,” WILL BE COUNTED FOR THE PURPOSE OF DETERMINING WHETHER A QUORUM EXISTS BUT WILL NOT BE CONSIDERED AS PRESENT AND ENTITLED TO VOTE WITH RESPECT TO A PARTICULAR MATTER.Continued and to be signed on reverse side